UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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BLOCK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Block, Inc.

Proxy Statement

Notice of 2023 Annual Meeting of Stockholders

JUNE 13, 2023

BLOCK, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. (U.S. Pacific Time) on Tuesday, June 13, 2023

Dear Stockholders of Block, Inc.:

We cordially invite you to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of Block, Inc., a Delaware corporation, which will be held virtually on Tuesday, June 13, 2023, at 10:00 a.m. (U.S. Pacific Time). You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/SQ2023, where you will be able to listen to the meeting live, submit questions and vote your shares online during the meeting, just as you could at an in-person meeting.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.
To elect four Class II directors to serve until our 2026 annual meeting of stockholders and until their successors are duly elected and qualified;
2.
To approve, on an advisory basis, the compensation of our named executive officers;
3.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
4.
To vote upon a proposal submitted by one of our stockholders regarding diversity and inclusion disclosure, if properly presented at the Annual Meeting; and
5.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on April 20, 2023 (U.S. Eastern Time) as the record date for the Annual Meeting. Only stockholders of record at the close of business on April 20, 2023 (U.S. Eastern Time) are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending the date prior to the date of the Annual Meeting at 1955 Broadway, Suite 600, Oakland, CA 94612. Further information regarding voting rights, the matters to be voted upon and instructions to attend the Annual Meeting is presented in the accompanying proxy statement.

The Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and our annual report is first being mailed on or about April 28, 2023 to all stockholders entitled to vote at the Annual Meeting. The accompanying proxy statement and our annual report can be accessed by visiting www.proxyvote.com. You will be asked to enter the 16-digit control number located on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting.

Holders of record of Chess Depositary Interests (“CDIs”) as of the close of business on April 20, 2023 (U.S. Eastern Time) may vote the shares of our Class A common stock underlying their CDIs through our CDI Depositary, CHESS Depositary Nominees Pty Ltd (“CDN”). Each CDI holder may instruct CDN to vote on behalf of such CDI holder at the Annual Meeting by either voting online at www.investorvote.com.au or contacting Computershare Australia using the details on the Notice of Access Letter to request a hard copy of the CDI voting form to be sent in the mail to their registered address. The CDI Notice of Access Letter is being mailed or emailed from Australia to CDI holders on or about April 28, 2023 (Australia time).

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on attending the Annual Meeting or voting your shares (or directing CDN to vote if you hold your shares in the form of CDIs), please refer to the section entitled “Questions and Answers About Our Proxy Materials and the Annual Meeting” in this proxy statement. Returning the proxy does not deprive you of your right to attend the Annual Meeting or to vote your shares at the Annual Meeting.

We appreciate your continued support of Block.

By order of the Board of Directors,

Jack Dorsey
Block Head and Chairperson of the Board of Directors

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: April 28, 2023

EXECUTIVE SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. Throughout this proxy statement, we refer to our 2023 annual meeting of stockholders (and any postponements, adjournments, or continuations thereof) as the "Annual Meeting."

Information about our 2023 Annual Meeting of Stockholders

Date and Time: Tuesday, June 13, 2023, at 10:00 a.m. (U.S. Pacific Time).

Location: The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/SQ2023, where you will be able to listen to the meeting live, submit questions, and vote your shares online during the meeting.

Record Date: April 20, 2023 (U.S. Eastern Time).

Voting Matters

	Proposals	Board Recommendation	Page Number for Additional Information
1	To elect Roelof Botha, Amy Brooks, Shawn Carter and James McKelvey to serve as our Class II directors until our 2026 annual meeting of stockholders and until their successors are duly elected and qualified.	FOR	17
2	To approve, on an advisory basis, the compensation of our named executive officers.	FOR	18
3	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.	FOR	19
4	Stockholder proposal submitted by one of our stockholders regarding diversity and inclusion disclosure, if properly presented at the Annual Meeting.	AGAINST	21

We will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. As of the date of this proxy statement, we have not received notice of any such business.

BLOCK 2023 Proxy Statement	i

Corporate Governance Highlights

We are committed to having sound corporate governance principles that we believe promote long-term value and serve the best interest of all our stockholders, sellers, customers and other stakeholders. Some highlights of our corporate governance practices are listed below:

•
Proactive approach to board of directors pipeline management
•
8 out of 11 current directors are independent
•
3 out of 11 current directors are women; 2 out of 11 identify as LGBTQ or are underrepresented minorities
•
3 out of 5 current executive officers are women
•
Separate Lead Independent Director and Chairperson
•
Strong risk oversight by full board of directors and committees

•
Annual board of directors, committee and individual director evaluations
•
Significant stock ownership requirements for directors and executive officers
•
Insider Trading Policy prohibits hedging and pledging transactions
•
All board committees are 100% independent
•
Each director attended at least 75% of board of directors and committee meetings held during the period for which they served

Our 2023 Director Nominees

Each of our Class II director nominees currently serves on our board of directors and demonstrates a mix of experiences and perspectives.

Name	Director Since	Experience	Independent	Board and Committee Positions	Other Current Public Company Boards
Roelof Botha	2011	Senior Steward, Sequoia Capital	✔	Lead Independent Director, Audit and Risk Committee, Compensation Committee	23andMe Holding Co., Unity Software, Inc., Natera, Inc., and MongoDB, Inc.
Amy Brooks	2019	President of Team Marketing & Business Operations and Chief Innovation Officer, NBA	✔	Nominating and Corporate Governance Committee	None
Shawn Carter	2021	Founder, ROC Nation	X	None	None
James McKelvey	2009	Co-Founder, Block	X	None	None

BLOCK 2023 Proxy Statement	ii

Executive Compensation Philosophy and Highlights

Our Compensation Philosophy

Block's purpose is economic empowerment. We build tools to help more people access the economy. Square helps sellers start, run and grow their businesses with its integrated ecosystem of commerce solutions, business software and banking services. With Cash App, our customers can easily send, spend or invest their money in stocks or bitcoin. Artists use TIDAL to help them succeed as entrepreneurs and connect more deeply with their fans. TBD is building an open developer platform to make it easier to access bitcoin and other blockchain technologies without having to go through an institution. Our customers inspire us in how they innovate, take risks and take ownership. We want our employees, like our customers, to act like owners. Our compensation approach reflects this philosophy.

To this end, our compensation programs are designed to attract, retain and grow the best teams while reflecting the core tenets of our culture:

•
Performance-driven: By creating compensation programs that reward individual performance and achievement of corporate objectives, we incentivize our employees to perform their best work and receive financial awards for their impact on Block and our business.
•
Fairness: By designing and delivering compensation programs that are equitable across similarly situated employees, we motivate our employees to work collaboratively to achieve our long-term business objectives and serve our customers.
•
Simplicity: By providing compensation programs that are simple and do not distract from their day-to-day responsibilities, we keep our employees focused on growing our business and reward them when we are successful.

Executive Compensation Highlights

•
Block Head (our version of Chief Executive Officer) Compensation. At his request, Jack Dorsey receives no cash or equity compensation except for an annual salary of $2.75.
•
Annual "Say-on-Pay" Vote. We conduct an annual non-binding advisory vote on the compensation of our named executive officers. At our 2022 annual meeting of stockholders, more than 98% of the votes cast on the "say-on-pay" proposal were voted in favor of the named executive officers’ compensation.
•
Clawback Policy. Our executive officers are subject to a clawback policy, which permits our board of directors to require forfeiture or reimbursement of incentive compensation if an executive engages in certain misconduct.
•
Independent Compensation Consultant. Our compensation committee engages its own independent compensation consultant to advise on executive and non-employee director compensation matters.

•
Alignment of Compensation with Company Success. A substantial percentage of our executive officers' compensation aligns with the long-term success of the company through grants of stock options and restricted stock-based awards.
•
Risk Oversight. Strong oversight by our compensation committee mitigates risk and exposures.
•
Stock Ownership Guidelines. Our stock ownership guidelines require significant stock ownership levels and are designed to align the long-term interests of our executives and non-employee directors with those of our stockholders.

BLOCK 2023 Proxy Statement	iii

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Block, Inc., a Delaware corporation (referred to herein as the “Company,” “Block,” “we,” “us” or “our”), is committed to having sound corporate governance principles. Our business affairs are managed under the direction of our board of directors, which is currently composed of 11 members. All of our directors, other than Messrs. Carter, Dorsey and McKelvey, are independent within the meaning of the listing standards of the New York Stock Exchange (“NYSE”). Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of April 28, 2023 and certain other information for each of the members of our board of directors with terms expiring at the Annual Meeting, who are also nominees for election as a director at the Annual Meeting, and for each of the continuing members of our board of directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Directors with Terms Expiring at the Annual Meeting/Nominees
Roelof Botha⁽¹⁾⁽²⁾	II	49	Lead Independent Director	2011	2023	2026
Amy Brooks⁽³⁾	II	48	Director	2019	2023	2026
Shawn Carter	II	53	Director	2021	2023	2026
James McKelvey	II	57	Director	2009	2023	2026

Continuing Directors
Randy Garutti⁽³⁾	III	48	Director	2017	2024	—
Mary Meeker⁽¹⁾	III	63	Director	2011	2024	—
Sharon Rothstein⁽¹⁾	III	65	Director	2022	2024	—
Lawrence Summers⁽²⁾	III	68	Director	2011	2024	—
Darren Walker⁽²⁾⁽³⁾	III	63	Director	2020	2024	—
Jack Dorsey	I	46	Block Head and Chairperson	2009	2025	—
Paul Deighton⁽¹⁾⁽²⁾	I	67	Director	2016	2025	—

(1)
Member of our compensation committee.
(2)
Member of our audit and risk committee.
(3)
Member of our nominating and corporate governance committee.

BLOCK 2023 Proxy Statement	1

Director Nominees

Roelof Botha has served as a member of our board of directors since January 2011 and as our Lead Independent Director since June 2022. Since January 2003, Mr. Botha has served in various positions at Sequoia Capital, a venture capital firm, including as a Senior Steward and as a Managing Member of Sequoia Capital Operations, LLC. From 2000 to 2003, Mr. Botha served in various positions at PayPal Holdings, Inc., including as Chief Financial Officer. Mr. Botha serves on the boards of directors of 23andMe Holding Co., Natera, Inc., MongoDB, Inc., Unity Software Inc., and a number of privately held companies. Mr. Botha previously served on the boards of directors of Bird Global, Inc., from June 2018 to December 2022, and Eventbrite, Inc., from October 2009 to June 2022. Mr. Botha holds a B.S. in Actuarial Science, Economics and Statistics from the University of Cape Town and an M.B.A. from the Stanford Graduate School of Business.

Mr. Botha was selected to serve on our board of directors because of his financial and managerial experience.

Amy Brooks has served as a member of our board of directors since October 2019. Since November 2017, Ms. Brooks has served as President, Team Marketing & Business Operations and Chief Innovation Officer at the National Basketball Association, after serving as Executive Vice President from May 2014 to November 2017 and Senior Vice President from January 2010 to May 2014. Ms. Brooks also serves on the boards of directors of the Positive Coaching Alliance, a non-profit organization, and a privately held company. Ms. Brooks holds a B.A. in Political Science and Communication from Stanford University and an M.B.A. from the Stanford Graduate School of Business.

Ms. Brooks was selected to serve on our board of directors because of her sales and marketing experience as well as her expertise in growing a global brand.

Shawn Carter has served as a member of our board of directors since May 2021. Known professionally as Jay-Z, Mr. Carter is a musician, songwriter, record executive, producer and entrepreneur. He has served as the co-founder and majority owner of Roc Nation LLC and founder of Marcy Media LLC, a full-service agency and entertainment company, since 2008 and co-founder and Manager of Marcy Venture Partners, L.P., a venture capital and private equity firm, since March 2019. Mr. Carter founded TIDAL, which is now majority owned by Block, in March 2015, and remains a shareholder and artist of the music streaming service. Since 2014, Mr. Carter has served as the co-founder, Manager and board member of Ace of Spades Holdings, LLC, a luxury champagne company, and serves on the boards of directors of a number of privately held companies. Since 2003, Mr. Carter has served as the founder of the Shawn Carter Scholarship Foundation, a charitable organization focused on education. He also serves on the board of directors of REFORM, a philanthropic organization advocating for criminal justice reform. Mr. Carter previously served as the Chief Visionary Officer of TPCO Holding Corp. (“TPCO Holding”) from November 2020 to 2023, and as the Chief Brand Strategist of CMG Partners, Inc., or Caliva, from July 2019 until its acquisition by TPCO Holding in November 2020.

Mr. Carter was selected to serve on our board of directors because of his entrepreneurial experience and expertise in the music industry, which is valuable for our TIDAL business.

James McKelvey is our co-founder and has served as a member of our board of directors since July 2009. Since March 2012, Mr. McKelvey has served in various positions at Mira Smart Conferencing, Inc., a digital conferencing company. Mr. McKelvey previously served on the boards of directors of MoneyonMobile, Inc. from May 2016 to August 2018 and Ajax I Holdings, Inc. from October 2020 to August 2021, and serves on the boards of directors of a number of privately held companies, as well as the Federal Reserve Bank of St. Louis. Mr. McKelvey holds a B.S. in Computer Science and a B.A. in Economics from Washington University in St. Louis.

Mr. McKelvey was selected to serve on our board of directors because of the perspective and experience he brings as one of our founders.

Continuing Directors

Randy Garutti has served as a member of our board of directors since July 2017. Since April 2012, Mr. Garutti has served as Chief Executive Officer and on the board of directors of Shake Shack, Inc. (“Shake Shack”). Prior to becoming Chief Executive Officer, Mr. Garutti served as Chief Operating Officer of Shake Shack since January 2010. Before Shake Shack, Mr. Garutti was the Director of Operations for Union Square Hospitality Group, LLC, overseeing the operations for all its restaurants. Additionally, Mr. Garutti

BLOCK 2023 Proxy Statement	2

serves on the board of directors of the Columbus Avenue Business Improvement District, a not-for-profit organization. He previously served on the board of directors of USHG Acquisition Corp. from February 2021 to December 2022. Mr. Garutti holds a B.S. in Hotel Administration from Cornell University's School of Hotel Administration.

Mr. Garutti was selected to serve on our board of directors because of his business expertise and leadership of a global brand.

Mary Meeker has served as a member of our board of directors since June 2011. Since January 2019, Ms. Meeker has served as a General Partner of Bond Capital. From December 2010 to December 2018, Ms. Meeker served as a General Partner of Kleiner Perkins Caufield & Byers. From 1991 to 2010, Ms. Meeker served as Managing Director and Research Analyst with Morgan Stanley. Ms. Meeker previously served on the boards of directors of LendingClub Corporation, from June 2012 to June 2019, and DocuSign, Inc., from July 2012 to June 2019, and currently serves on the boards of directors of Nextdoor Holdings, Inc. and a number of privately held companies. Ms. Meeker holds a B.A. in Psychology from DePauw University and an M.B.A. from Cornell University.

Ms. Meeker was selected to serve on our board of directors because of her extensive experience advising and analyzing technology companies.

Sharon Rothstein has served as a member of our board of directors since January 2022. Since October 2018, Ms. Rothstein has served as an Operating Partner at Stripes, LLC (“Stripes”), a growth equity firm. Prior to joining Stripes, Ms. Rothstein served as Executive Vice President, Global Chief Marketing Officer, and subsequently, as Executive Vice President, Global Chief Product Officer of Starbucks Corporation (“Starbucks”) from April 2013 to February 2018. Prior to joining Starbucks, Ms. Rothstein held senior marketing and brand management positions with Sephora, Godiva, Starwood Hotels and Resorts, Nabisco Biscuit Company and Procter & Gamble. Ms. Rothstein serves on the boards of directors of Yelp Inc., InterContinental Hotels Group PLC and a number of privately held companies. She previously served on the board of directors of Afterpay Limited (“Afterpay”) from June 2020 until its acquisition by Block in 2022. Ms. Rothstein holds a Bachelor of Commerce from the University of British Columbia and an M.B.A. from the University of California, Los Angeles.

Ms. Rothstein was appointed to our board of directors pursuant to the terms and conditions of Block’s acquisition of Afterpay. She was selected to serve on our board of directors because of her marketing expertise and global operations experience.

Dr. Lawrence Summers has served as a member of our board of directors since June 2011. Since January 2011, Dr. Summers has served as the Charles W. Eliot University Professor & President Emeritus of Harvard University and the Weil Director of the Mossaar-Rahmani Center for Business & Government at the Harvard Kennedy School. From January 2009 to December 2010, Dr. Summers served as Director of the National Economic Council for President Obama. Dr. Summers previously served as President of Harvard University, and he has also served in various other senior policy positions, including as Secretary of the Treasury and Vice President of Development Economics and Chief Economist of the World Bank. Dr. Summers previously served on the board of directors of LendingClub Corporation from December 2012 to June 2018, and currently serves as the Chairperson of the International Advisory Board at Santander Bank and on the boards of directors of Skillsoft Corp. and Doma Holdings, Inc., as well as several privately held companies. Dr. Summers holds a B.S. in Economics from Massachusetts Institute of Technology and a Ph.D. in Economics from Harvard University.

Dr. Summers was selected to serve on our board of directors because of his extensive policy experience and in-depth knowledge of macroeconomic trends.

Darren Walker has served as a member of our board of directors since June 2020. Since 2013, Mr. Walker has served as the President of the Ford Foundation, a philanthropic organization. From 2010 to 2013, he served as Vice President for Education, Creativity and Free Expression at the Ford Foundation. Prior to the Ford Foundation, Mr. Walker worked for the Rockefeller Foundation, a philanthropic organization, and served as a Vice President responsible for foundation initiatives from 2005 to 2010. Mr. Walker currently serves on the boards of directors of Ralph Lauren Corporation, PepsiCo, Inc. and several non-profit organizations, including the National Gallery of Art, Lincoln Center for the Performing Arts, Friends of the High Line, the Smithsonian National Museum of African American History & Culture and Carnegie Hall. Mr. Walker is also a member of the Council on Foreign Relations and the American Academy of Arts and Sciences. Mr. Walker holds B.A., B.S. and J.D. degrees from the University of Texas at Austin.

BLOCK 2023 Proxy Statement	3

Mr. Walker was selected to serve on our board of directors because of his philanthropic experience and work around social justice, which is aligned with Block's purpose of economic empowerment.

Jack Dorsey is our co-founder and has served as our principal executive officer and as a member of our board of directors since July 2009, having previously served as our Chief Executive Officer and President from July 2009 until his title changed to Block Head as of April 2022. Mr. Dorsey has served as Chairperson of our board of directors since October 2010. From May 2007 to October 2008, Mr. Dorsey served as President and Chief Executive Officer of Twitter, Inc. (“Twitter”). Mr. Dorsey returned to serve as Chief Executive Officer of Twitter from July 2015 until November 2021. He served as on the board of directors of Twitter from May 2007 to May 2022.

Mr. Dorsey was selected to serve on our board of directors because of the perspective and experience he provides as one of our founders and our Block Head, as well as his extensive experience with technology companies and innovation.

Paul Deighton has served as a member of our board of directors since May 2016. Mr. Deighton has served as the non-executive Chairperson of The Economist Group since July 2018 and of Heathrow Airport Holdings Limited, the owner of Heathrow Airport in the United Kingdom, since June 2016. From December 2012 to May 2015, Mr. Deighton served as Commercial Secretary to the Treasury and as a member of the House of Lords in the United Kingdom. Mr. Deighton previously served as the Chief Executive Officer of the London Organising Committee of the Olympic and Paralympic Games and held various roles at Goldman Sachs. Mr. Deighton serves as the non-executive Chairperson of Hakluyt Company Limited, an advisory firm. Mr. Deighton holds a B.A. in Economics from Trinity College, Cambridge University.

Mr. Deighton was selected to serve on our board of directors because of his financial and business expertise, as well as his international perspective and his government and regulatory experience.

Director Independence

Our Class A common stock is listed on the NYSE. Under NYSE listing standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, NYSE listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under NYSE listing standards, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). As noted in the commentary to the listing standards, the concern is independence from management.

Audit and risk committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and NYSE listing standards. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and NYSE listing standards.

Our board of directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning their background, employment and affiliations, our board of directors has determined that none of Mses. Brooks, Meeker and Rothstein; Messrs. Botha, Deighton, Garutti and Walker and Dr. Summers has a material relationship with the Company and that each of these current directors is “independent” as that term is defined under the applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and NYSE listing standards. In making the determination of the independence of our directors, the board of directors considered relevant transactions between Block and entities associated with our directors or members of their immediate families, including transactions involving Block and payments made to or from companies and entities in the ordinary course of business where our directors or members of their immediate families serve as partners, directors or as a member of the executive management of the other party to the transaction, and determined that none of these relationships constitute material relationships that would impair the independence of our directors.

Board of Directors Leadership Structure and Role of Our Lead Independent Director

Our board of directors does not have a policy as to whether the roles of the Chairperson of our board of directors and our Block Head should be separate or combined. Our board of directors believes that it should have the flexibility to make this determination as circumstances require and in a manner that it believes is best to provide appropriate leadership for our company. Currently, Mr. Dorsey serves as both the Chairperson of our board of directors and our principal executive officer. As our co-founder and Block

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Head, Mr. Dorsey is best positioned to identify and drive strategic priorities, oversee product development, identify key areas of risk for the company, lead critical discussions and execute our business plans.

Our board of directors has adopted Corporate Governance Guidelines that provide that one of our independent directors should serve as our Lead Independent Director at any time when the Chairperson of our board of directors is not independent. Because Mr. Dorsey is our Chairperson and is not an “independent” director as defined in NYSE listing standards, our board of directors has appointed a Lead Independent Director. Mr. Botha, a director since 2011, has served as our Lead Independent Director since June 2022. As a seasoned director with extensive experience in the financial technology industry, Mr. Botha has played an essential role in advising our senior management in key strategic areas and has provided independent oversight in his roles as a member of both our audit and risk committee and our compensation committee, and our board of directors believes that he is a strong, independent and effective Lead Independent Director.

As our Lead Independent Director, Mr. Botha is responsible for, among other matters:

•
calling, determining the agenda for and serving as chairperson of meetings of independent directors;
•
approving the agendas for regularly scheduled meetings of the board of directors and providing feedback on the board meeting schedule;
•
facilitating discussion and open dialogue among the independent directors both during and outside of board of directors’ meetings, including by presiding over executive sessions;
•
providing feedback to our Block Head and Chairperson of our board of directors regarding the executive sessions;
•
consulting with our Block Head on risk matters requiring the consideration of our board of directors;
•
serving as liaison between the Chairperson of our board of directors and our independent directors, without inhibiting direct communication between them;
•
in consultation with our nominating and corporate governance committee, reviewing and reporting on the results of our board of directors’ and its committees’ performance self-evaluations;
•
providing input on the composition of our board of directors;
•
serving as spokesperson for the Company as requested; and
•
performing such other responsibilities as may be designated by a majority of our independent directors from time to time.

We believe that our leadership structure of Mr. Dorsey serving as both Chairperson of our board of directors and Block Head, with a separate Lead Independent Director, is appropriate because it provides a balance between Mr. Dorsey’s company-specific experience, leadership and insight and our independent directors’ experience, leadership, oversight and expertise from outside of our company. This structure also enables strong leadership, creates clear accountability and enhances our ability to communicate our strategy clearly and consistently to stockholders while ensuring robust, independent oversight by our board of directors and Lead Independent Director.

Board of Directors Meetings, Attendance and Committees

During our fiscal year ended December 31, 2022, our board of directors held four meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which such director has served as a director and (ii) the total number of meetings held by all committees of our board of directors on which such director has served during the periods that such director has served as a committee member.

Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meeting of stockholders, we encourage, but do not require, our directors to attend. All of our directors who were serving as directors at the time attended our 2022 annual meeting of stockholders.

Our board of directors has established an audit and risk committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of the

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committees of our board of directors is described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

In addition to the responsibilities described below, each of the audit and risk committee, compensation committee and nominating and corporate governance committee provide oversight over the relevant activities of Square Financial Services, Inc. (“Square Financial Services”).

Audit and Risk Committee

Our audit and risk committee currently consists of Messrs. Botha, Deighton and Walker and Dr. Summers, with Mr. Deighton serving as Chair.

Each of our current audit and risk committee members meets the requirements for independence for audit committee members under NYSE listing standards and SEC rules and regulations. Each member of our audit and risk committee also meets the financial literacy and sophistication requirements of NYSE listing standards. In addition, our board of directors has determined that each of Messrs. Botha and Deighton is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (“Regulation S-K”). Our audit and risk committee is, among other matters, responsible for the following:

•
selecting and hiring a qualified independent registered public accounting firm to audit our financial statements;
•
helping to ensure the independence and performance of the independent registered public accounting firm;
•
reviewing our financial statements and discussing the scope and results of the independent audit and quarterly reviews with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end results of operations and the reports and certifications regarding internal controls over financial reporting and disclosure controls;
•
preparing, reviewing and approving the audit and risk committee report that the SEC requires to be included in our annual proxy statement;
•
reviewing the adequacy and effectiveness of our disclosure controls and procedures, and developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•
reviewing and discussing with management our program and policies on risk assessment and risk management, including risks associated with data privacy and cybersecurity;
•
reviewing and overseeing related party transactions for which review or oversight is required by applicable law or required to be disclosed in our financial statements or SEC filings; and
•
approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

Our audit and risk committee charter provides that, consistent with NYSE listing standards, no member of our audit and risk committee should simultaneously serve on the audit committees of more than two additional public companies unless our board of directors determines that such simultaneous service would not impair the ability of such member to effectively serve on our audit and risk committee and we disclose such determination. Our board of directors has considered Mr. Botha’s simultaneous service on the audit committees of three additional public companies and has determined that such simultaneous service does not impair his ability to effectively serve as a member of our audit and risk committee. We believe that Mr. Botha's financial and managerial experience continue to provide valuable insight.

Our audit and risk committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and NYSE listing standards. A copy of the charter of our audit and risk committee is available on our investor relations website at https://investors.block.xyz. Information on or accessible through our website is not incorporated by reference in this proxy statement. During 2022, our audit and risk committee held nine meetings.

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Compensation Committee

Our compensation committee consists of Mses. Meeker and Rothstein and Messrs. Botha and Deighton, with Ms. Meeker serving as Chair. Each of our compensation committee members meets the requirements for independence for compensation committee members under NYSE listing standards and SEC rules and regulations, including Rule 10C-1 under the Exchange Act. Each of Mses. Meeker and Rothstein and Messrs. Botha and Deighton is also a “non-employee director,” as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is, among other matters, responsible for the following:

•
reviewing and approving, or making recommendations to our board of directors regarding, the compensation of our Section 16 executive officers;
•
overseeing our overall compensation philosophy and compensation policies, plans and benefits programs, including those for our Section 16 officers;
•
evaluating and making recommendations to our board of directors regarding the compensation of our directors; and
•
administering our equity compensation plans.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and NYSE listing standards. A copy of the charter of our compensation committee is available on our investor relations website at https://investors.block.xyz. During 2022, our compensation committee held five meetings.

Our compensation committee may delegate its authority and duties to subcommittees or individuals as it deems appropriate and in accordance with applicable laws and regulations. Our compensation committee has delegated authority to our management equity committee, which during 2022 consisted of our Block Head and People Lead, to make equity grants within predetermined guidelines to employees and consultants who are not our Section 16 officers or members of our management equity committee. In addition, our compensation committee may establish, and has in the past established, a subcommittee comprised of Mses. Meeker and Rothstein and Mr. Deighton, which has the nonexclusive authority to grant equity and other awards under our compensation plans, including, if applicable, awards that comply with Section 16 of the Exchange Act, including Rule 16b-3 thereunder.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Ms. Brooks and Messrs. Garutti and Walker, with Mr. Garutti serving as Chair. Each of our nominating and corporate governance committee members meets the requirements for independence under NYSE listing standards and SEC rules and regulations. Our nominating and corporate governance committee is, among other matters, responsible for the following:

•
identifying, evaluating and making recommendations to our board of directors regarding nominees for election to our board of directors and its committees;
•
evaluating the performance of our board of directors, individual directors and our Block Head;
•
considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;
•
reviewing and making recommendations to our board of directors regarding our Corporate Governance Guidelines and our Code of Business Conduct and Ethics;
•
overseeing our process for stockholder communications with the board of directors;
•
overseeing our commitment to inclusion and diversity (“I&D”), including our I&D policies and programs, and conducting a periodic review of our I&D efforts with our People Lead and Inclusion and Diversity Lead;
•
conducting periodic reviews of our environmental, social, and governance (“ESG”) programming and corporate responsibility initiatives;

BLOCK 2023 Proxy Statement	7

•
reviewing and monitoring compliance with our Code of Business Conduct and Ethics and other actual and potential conflicts of interest of our board of directors and corporate officers, other than transactions with related parties reviewed by the audit and risk committee; and
•
reviewing the succession planning for our Block Head, as well as each of our other members of our executive management team.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable NYSE listing standards. A copy of the charter of our nominating and corporate governance committee is available on our investor relations website at https://investors.block.xyz. During 2022, our nominating and corporate governance committee held four meetings.

Compensation Committee Interlocks and Insider Participation

None of the current members of our compensation committee, or any member that served during the past fiscal year, is or has been an officer or employee of our company, or had any relationship requiring disclosure under Item 404 of Regulation S-K. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our compensation committee. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees, which may include reviewing candidates whom our stockholders have properly submitted for recommendation or retaining a third-party executive search firm to identify and review candidates. We maintain policies and procedures for director candidates, which require our nominating and corporate governance committee to evaluate director candidates in light of the current size and composition, organization and governance of our board of directors and the needs of our board of directors and its committees. There is no difference in the evaluation process of a director candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any other means. Some of the qualifications that our nominating and corporate governance committee considers include, without limitation:

•
Character, integrity and judgment: Nominees must have the highest personal and professional ethics.
•
Diversity: Although our board of directors does not have specific requirements with respect to board diversity, it believes that our board should be diverse, including with respect to factors such as gender, race, ethnicity and experience. Further, our nominating and corporate governance committee has adopted a practice for open director positions that is similar to our RISE (Remarkable Interview Slate Enforcement) program, which we use for employee recruiting. RISE aims at ensuring we are consistently considering diverse slates of candidates by committing to interviewing at least one underrepresented minority or woman of any race/ethnicity for open positions in the U.S.
•
Area of expertise: Nominees must also have the ability to offer advice and guidance to our Block Head and other members of management based on proven achievement and expertise in their fields.
•
Potential conflicts of interest and other commitments: Nominees must understand the fiduciary responsibilities that are required of a member of our board of directors and have sufficient time available to perform all board of director responsibilities. Members of our board of directors are expected to prepare for, attend and participate in all board of directors' meetings.
•
Other individual qualities and attributes: Our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, to be in our and our stockholders’ best interests.

After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection. While

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factors relating to diversity were considered for our current directors, no single factor was determinative with respect to any of our current directors.

Stockholder Recommendations and Nominations to our Board of Directors

Our nominating and corporate governance committee will consider director candidates recommended by stockholders holding the lesser of: (i) $2,000 in market value or (ii) one percent (1%) on a fully diluted basis of the Company’s securities continuously for at least twelve (12) months prior to the date of the submission of the recommendation, so long as such recommendations comply with our amended and restated certificate of incorporation, our amended and restated bylaws and any applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and our policies and procedures for director candidates, as well as the director nominee criteria described above that is applicable to all director candidates. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders may recommend a candidate for nomination by submitting the recommendation in writing to our Corporate Secretary or legal department at Block, Inc., 1955 Broadway, Suite 600, Oakland, CA 94612. Such recommendation must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our capital stock and a signed letter from the candidate confirming willingness to serve on our board of directors. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Corporate Secretary at Block, Inc., 1955 Broadway, Suite 600, Oakland, CA 94612. To be timely for our 2024 annual meeting of stockholders, our Corporate Secretary must receive the nomination no earlier than the close of business on February 14, 2024 and no later than the close of business on March 15, 2024, or in the event that we hold our 2024 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, no earlier than the close of business on the 120th day before our 2024 annual meeting of stockholders and no later than the close of business on the later of either (i) the 90th day prior to our 2024 annual meeting of stockholders or (ii) the 10th day following the day on which public announcement of the date of our 2024 annual meeting of stockholders is first made if such first public announcement is less than 100 days prior to the date of our 2024 annual meeting of stockholders. Any notice of director nomination submitted must include the additional information required by Rule 14a-19(b) under the Exchange Act.

Communications with Non-Management Members of Our Board of Directors

Interested parties wishing to communicate with our non-management members of our board of directors may do so by writing to the particular non-management member or members of our board of directors, and mailing the correspondence via registered or overnight mail to our Corporate Secretary at Block, Inc., 1955 Broadway, Suite 600, Oakland, CA 94612. Each communication should set forth (i) the name and address of the interested party (as it appears on our books, if applicable) and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the class and number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

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Our Corporate Secretary or legal department, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, forward such communications to the appropriate non-management member or members of our board of directors, or if none is specified, to the Chairperson of our board of directors or the Lead Independent Director if the Chairperson of our board of directors is not independent.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and the responsibilities of members of committees of our board of directors. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Block Head, Chief Financial Officer and other executive and senior financial officers. The full texts of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics are posted on our investor relations website at https://investors.block.xyz. We will post amendments to our Corporate Governance Guidelines and our Code of Business Conduct and Ethics and any waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Risk Management

Our board of directors recognizes the oversight of risk management as one of its primary responsibilities and central to maintaining an effective, risk-aware and accountable organization. The oversight responsibility of our board of directors and its committees is supported by management reporting processes that are designed to provide visibility to our board of directors regarding the identification, assessment and management of risks and management’s strategic approach to risk mitigation. Our Lead Independent Director and Chair of our audit and risk committee meet with our Internal Audit Lead, Chief Financial Officer, Chief Compliance Officer and Chief Legal Officer on a regular cadence to identify and discuss risks and exposures, and escalate potential issues to our audit and risk committee or board of directors, as appropriate.

As part of our overall risk management process, we conduct an annual Enterprise Risk Assessment (“ERA”), which is shared and discussed with our board of directors. Oversight of the ERA is supported and enabled by our audit and risk committee. Our board of directors’ oversight of the ERA framework includes a routine evaluation, with discussions with key management and outside advisors, as appropriate, of the processes used to identify, assess, monitor and report on risks across the organization and the setting and communication of the organization’s implementation and measurement of risk tolerances, limits and mitigation. Our board of directors, management and functional leaders of our ERA define our primary risk focus area for review. These areas include strategic, operational, people, financial and compliance. We address risks such as cybersecurity, financial reporting and competition within each of these areas.

While our board of directors maintains ultimate responsibility for the oversight of risk, it has implemented a multi-layered approach that delegates certain responsibilities to the appropriate board committees to ensure that these primary areas of focus are discussed in detail and that a full understanding of the applicable risk is obtained. Our board of directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each board committee meets in executive session with key management personnel and representatives of outside advisors as required or requested. Our board of directors may delegate additional risk areas to its committees in the future.

Board of Directors / Committee	Primary Areas of Risk Oversight

Full Board of Directors

Strategic, financial and execution risks and exposures associated with our business strategy, policy matters, succession planning, significant litigation and regulatory exposures and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures and our operational infrastructure.

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Audit and Risk Committee

Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure controls and procedures, internal control over financial reporting, investment guidelines and credit and liquidity matters, our programs and policies relating to legal and regulatory compliance, data privacy, data security, cybersecurity and operational security and reliability, as well as matters of risk related to Square Financial Services.

Nominating and Corporate Governance Committee

Risks and exposures associated with director and executive succession planning; conflicts of interest; environmental, social, corporate governance, inclusion and diversity, and corporate responsibility matters; and overall board and committee effectiveness and composition, as well as governance related matters related to Square Financial Services.

Compensation Committee	Risks and exposures associated with leadership assessment, retention and succession, executive compensation programs and arrangements and our compensation philosophy and practices.

Board’s Role in Data Privacy and Cybersecurity Oversight

Our board of directors is committed to mitigating data privacy and cybersecurity risks and recognizes the importance of these issues as part of our risk management framework. While the board of directors maintains ultimate responsibility for the oversight of our data privacy and cybersecurity program and risks, it has delegated certain responsibilities to our audit and risk committee. This committee-level focus on data privacy and cybersecurity allows the board to further enhance its understanding of these issues. The audit and risk committee assists the board of directors in its oversight of our data privacy and cybersecurity needs by staying apprised of our data privacy and information security programs, strategy, policies, standards, architecture, processes and material risks, and overseeing responses to security and data incidents.

Our board of directors and audit and risk committee’s principal role is one of oversight, recognizing that management is responsible for the design, implementation and maintenance of an effective program for protecting against and mitigating data privacy and cybersecurity risks. The full board of directors undergoes annual information security and privacy training by our Chief Information Security Officer and our Chief Privacy Officer, which covers, among other matters, board oversight obligations and the privacy and security programs in place at Block. Our audit and risk committee receives updates, at least quarterly, on material data privacy and security risks, including any material incidents, relevant industry developments, threat vectors and material risks identified in periodic penetration tests or vulnerability scans. The committee’s updates also include material legal and legislative developments concerning data privacy and security, Block’s approach to complying with applicable law and material engagement with regulators concerning data privacy and cybersecurity. Members of the board of directors stay apprised of the rapidly evolving cyber threat landscape and provide guidance to management as appropriate in order to address the effectiveness of our overall data privacy and cybersecurity program.

ESG and Corporate Responsibility

Our nominating and corporate governance committee oversees our corporate responsibility initiatives. We believe that as a company with a diverse ecosystem of products and services, Block has a tremendous opportunity to empower businesses, artists, and individuals to participate in the economy, as well as to operate a responsible and sustainable business while fostering an inclusive environment for its employees, customers, communities and shareholders. We are committed to managing the risks and opportunities that arise from ESG issues and maintaining our strong focus on sustainability. During 2022 and early 2023, we met with several investors to review our ESG initiatives. We discussed a wide variety of topics, including progress tracking of initiatives, metrics disclosure, investor usage of third-party ESG ratings, data security and privacy, our governance structure and board refreshment.

We take an integrated approach to managing ESG performance and disclosure:

•
Functional Leadership: Corporate responsibility is managed at a functional level across each of our teams, with responsibility for oversight rolling up to our senior executives.

BLOCK 2023 Proxy Statement	11

•
Operational Leadership: We have formed a cross-functional working group from multiple business areas that serves as the central coordinating body for our corporate responsibility efforts. This team is led by an ESG Lead who oversees the broader ESG program, connects our key stakeholders, and reports up to senior leadership and the nominating and corporate governance committee.
•
Board Oversight: Our nominating and corporate governance committee is responsible for overseeing ESG and corporate responsibility matters of significance to us and receives quarterly reports on these matters from our ESG Lead. The nominating and corporate governance committee also receives quarterly Inclusion and Diversity reports from our People Lead and Inclusion and Diversity Lead.
•
Corporate Social Responsibility Report: In March 2023, we released our 2022 Corporate Social Responsibility Report (“CSR Report”), which was prepared to highlight information regarding our ESG programs. The CSR Report provides an overview of our global operations with a focus on the four key priority areas discussed below. Our CSR Report can be found on our investor relations website at https://investors.block.xyz.

Key areas of focus for our ESG strategy are:

•
Financial Inclusion: We continue to make progress on our 2020 commitment to invest $100 million in minority and underserved communities to further our purpose of economic empowerment, including with our racial equity investment program. We hope this program can serve as a model for other organizations interested in making similar commitments. As of December 31, 2022, we have invested $32 million in aggregate toward this initiative, with each organization receiving funds hand-selected by a cross-functional team of our employees. In 2022, as part of our racial equity investment program, we became the first private investor in Canada’s Indigenous Growth Fund (“IGF”), Canada’s largest Indigenous social impact fund. We plan to invest up to $3 million CAD in the IGF, which improves access to capital for Indigenous entrepreneurs who want to start or grow their businesses. We share the National Aboriginal Capital Corporations Association’s vision to accelerate the speed and scale of the return to Indigenous prosperity through the first-of-its-kind Indigenous Growth Fund.
•
Climate Action: In 2022, we continued to scale our climate action program. We expanded our carbon removal portfolio, drove internal carbon emission reductions and increased our climate risk and opportunity disclosures through the Carbon Disclosure Project (“CDP”), Science-Based Targets and Sustainability Accounting Standards Board (“SASB”). We continue to plan for increased efficiencies across our entire value chain. In 2022, we conducted our yearly comprehensive global carbon audit across our business units, supply chain and key emission categories, providing us with data to aid us in our goal of reaching net zero carbon for operations by 2030.
•
Inclusion and Diversity: We believe equity and access are essential to economic empowerment. Inclusion and diversity are at the heart of the workplace we are building. We continue to provide transparency regarding the diversity of our workforce, including sharing our EEO-1 consolidated report for the first time in 2022. Our continuing efforts to celebrate diversity and operate with fairness and equity include: dedicating resources to our 14 employee resources groups, now with 50+ chapters globally; embedding checks and analyses within our systems to combat bias and advance fairness in promotion and compensation; embedding an inclusion analysis within our twice-annual employee engagement survey; setting a baseline for candidate slate diversity to ensure we consistently consider slates inclusive of talent from underrepresented backgrounds; and partnering with groups such as AfroTech, Lesbians Who Tech, Techqueria, and McKinsey Black and Hispanic Leadership Academies to build relationships with and invest in the development of talent from underrepresented backgrounds.
•
Corporate Governance: In 2022, we continued corporate governance practices that we believe promote long-term value, engender public trust and serve the best interest of our stockholders, sellers, customers and other stakeholders. Some highlights of our corporate governance practices are our robust director succession planning process; our lead independent director who has a comprehensive scope of responsibilities; a board of directors that is comprised of a majority of independent directors with a wide range of expertise, annual review of our corporate governance policies and charters; robust process for developing a pipeline for potential director candidates; strong risk oversight by the full board and committees; annual Board, committee, and individual

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director self-assessments and significant stock ownership requirements for directors and executive officers.

Director Compensation

Pursuant to our Outside Director Compensation Policy, our non-employee directors receive compensation in the form of equity granted under the terms of our 2015 Equity Incentive Plan, as amended and restated (the “2015 Plan”), and cash, as described below. Our 2015 Plan contains maximum limits on the size of the equity awards that can be granted to each of our non-employee directors in any fiscal year, but those maximum limits do not reflect the intended size of any potential grants or a commitment to make any equity award grants to our non-employee directors in the future. The only commitment to make equity award grants to our non-employee directors is under our Outside Director Compensation Policy, as it may be amended from time to time. The maximum limits under our 2015 Plan provide that no non-employee director may be granted, in any fiscal year, equity awards having a grant date fair value (determined in accordance with generally accepted accounting principles (“GAAP”)) of more than $1 million, provided that the limit is $2 million in connection with the director’s initial service as a non-employee director. Equity awards granted to an individual while they were an employee or a consultant, but not a non-employee director, do not count for purposes of these limits.

Our compensation committee periodically reviews our Outside Director Compensation Policy, including review of competitive practices provided by Compensia, Inc., an independent compensation consulting firm engaged by our compensation committee (“Compensia”). In 2022, based on data provided by Compensia, our average total direct compensation per director (including annual cash retainer and equity awards) approximated the 10th percentile amongst our compensation peer group identified below in the section entitled “Executive Compensation—Compensation-Setting Process—Competitive Positioning.”

Equity Compensation.

Initial Award. Subject to any limits in our 2015 Plan, each person who first becomes a non-employee director will receive an initial grant of restricted stock units (“RSUs”) on the date of their appointment having a grant date fair value (determined in accordance with GAAP) equal to $250,000 multiplied by a fraction: (i) the numerator of which is (x) 12 minus (y) the number of months between the date of the last annual meeting of stockholders and the date the non-employee director becomes a member of our board of directors and (ii) the denominator of which is 12. However, if a person first becomes a non-employee director on the day of an annual meeting of stockholders, they will only receive an annual award (described below) on such date, but will not receive an initial award. The shares of our Class A common stock underlying the RSUs vest in full upon the earlier of (i) the first anniversary of the grant date or (ii) the date of the next annual meeting of stockholders, in each case subject to continued service through the vesting date. If the appointment date is the same as the date of annual meeting, then such outside director will only be granted an annual award.

Annual Award. On the date of each annual meeting of stockholders, and subject to any limits in our 2015 Plan, each of our non-employee directors is granted RSUs having a grant date fair value (determined in accordance with GAAP) equal to $250,000. The shares of our Class A common stock underlying the RSUs vest in full upon the earlier of (i) the first anniversary of the grant date or (ii) on the date of the next annual meeting of stockholders, in each case subject to continued service through the vesting date.

Our Lead Independent Director receives an annual grant of RSUs, in addition to the annual grant provided to all non-employee directors, on the date of each annual meeting of stockholders having a grant date fair value (determined in accordance with GAAP) of $70,000, subject to any limits in our 2015 Plan. The shares of our Class A common stock underlying the RSUs vest in full upon the earlier of (i) the first anniversary of the grant date or (ii) the date of the next annual meeting of stockholders, in each case subject to continued service through the vesting date.

The awards granted to a non-employee director under our Outside Director Compensation Policy will become fully vested upon a “change in control” as defined in our 2015 Plan.

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Cash Compensation. Each of our non-employee directors receives an annual cash retainer of $40,000 for serving on our board of directors. In addition, each year, non-employee directors are eligible to receive the following cash fees for service on the committees of our board of directors.

Board Committee	Chair Fee	Member Fee
Audit and Risk Committee	$20,000	$10,000
Compensation Committee	$15,000	$5,000
Nominating and Corporate Governance Committee	$10,000	$2,500

Subject to any limits under our 2015 Plan, each non-employee director may elect to convert any cash compensation that they would otherwise be entitled to receive under our Outside Director Compensation Policy into an award of RSUs under our 2015 Plan. If the non-employee director makes this election in accordance with the policy, each such award of RSUs will be granted on the first business day following the last day of the fiscal quarter for which the cash compensation otherwise would be paid under the policy, will be fully vested on the grant date, and will cover a number of shares equal to (A) the aggregate amount of cash compensation otherwise payable to the non-employee director on that date divided by (B) the closing price per share as of the last day of the fiscal quarter for which the grant relates.

2022 Compensation

The following table provides information regarding the total compensation that was earned by each of our non-employee directors in 2022. Mr. Viniar and Dr. Patterson served as directors until our 2022 annual meeting of stockholders in June 2022.

The amounts under the “Stock Awards” column represent the aggregate of initial or annual equity compensation provided under the Outside Director Compensation Policy, and equity grants made in lieu of cash compensation, each as detailed in footnotes 2 and 3, respectively. The aggregate number of stock awards outstanding at December 31, 2022 are included in footnote 2 below.

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)⁽¹⁾⁽²⁾⁽³⁾	All Other Compensation ($)	Total ($)
Roelof Botha	—	375,524	—	375,524
Amy Brooks	—	292,784	—	292,784
Shawn Carter	—	290,152	—	290,152
Paul Deighton	50,934	249,944	—	300,878
Randy Garutti	50,000	249,944	—	299,944
James McKelvey	—	290,152	—	290,152
Mary Meeker	—	305,576	—	305,576
Anna Patterson	—	35,595	—	35,595
Sharon Rothstein	28,906	333,223	—	362,129
Lawrence Summers	50,000	249,944	—	299,944
David Viniar	—	44,468	—	44,468
Darren Walker	—	292,784	—	292,784

(1)
The amounts included in the “Stock Awards” column represent the aggregate grant date fair value of RSU awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). The amount does not necessarily correspond to the actual value recognized by the non-employee director. The valuation assumptions used in determining such amounts are described in the section entitled “Share-based Compensation” of Note 17, Stockholders' Equity in the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(2)
The amounts included in the “Stock Awards” column represent the annual awards or initial awards of RSUs, as applicable, granted to our non-employee directors in 2022. Each of our non-employee directors (other than Mr. Botha, Mr. Viniar and Dr. Patterson) received a grant of 4,145 RSUs on June 14, 2022, with a grant date fair value of $249,944. Mr. Botha received a grant of 5,305 RSUs on June 14, 2022, with a grant date fair value of $319,892. Each of these RSU awards vest and settle on the earlier of the first anniversary of the grant date or the date of our Annual Meeting, subject to the director’s continued service through the vesting date. In addition, Ms. Rothstein received a grant of 681 RSUs upon her appointment date of January 31, 2022, with a grant date fair value of $83,279 which vested and settled on June 14, 2022.

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(3)
The amounts included in the “Stock Awards” column represent the awards of RSUs granted to our non-employee directors in lieu of cash retainers in 2022, which are described below. Each of these awards vested and settled in full on the grant date.

Name	Grant Date	Number of RSUs Granted	Grant Date Fair Value ($)	Total Cash Retainer Forgone ($)
Roelof Botha	January 3, 2022	85	13,943	13,750
	April 1, 2022	101	13,496	13,750
	July 1, 2022	223	14,250	13,750
	October 3, 2022	250	13,945	13,750

Amy Brooks	January 3, 2022	65	10,662	10,625
	April 1, 2022	78	10,422	10,625
	July 1, 2022	172	10,991	10,625
	October 3, 2022	193	10,766	10,625

Shawn Carter	January 3, 2022	61	10,006	10,000
	April 1, 2022	73	9,754	10,000
	July 1, 2022	162	10,352	10,000
	October 3, 2022	181	10,096	10,000

Jim McKelvey	January 3, 2022	61	10,006	10,000
	April 1, 2022	73	9,754	10,000
	July 1, 2022	162	10,352	10,000
	October 3, 2022	181	10,096	10,000

Mary Meeker	January 3, 2022	85	13,943	13,750
	April 1, 2022	101	13,496	13,750
	July 1, 2022	223	14,250	13,750
	October 3, 2022	250	13,945	13,750

Anna Patterson	January 3, 2022	77	12,630	12,500
	April 1, 2022	92	12,293	12,500
	July 1, 2022	167	10,671	10,302

David Viniar	January 3, 2022	96	15,747	15,625
	April 1, 2022	115	15,366	15,625
	July 1, 2022	209	13,355	12,878

Darren Walker	January 3, 2022	65	10,662	10,625
	April 1, 2022	78	10,422	10,625
	July 1, 2022	172	10,991	10,625
	October 3, 2022	193	10,766	10,625

Directors may be reimbursed for their reasonable expenses for attending board and committee meetings. Directors who are also our employees receive no additional compensation for their service as directors. During 2022, only Mr. Dorsey was an employee. For additional information regarding Mr. Dorsey's compensation, refer to the section entitled “Executive Compensation."

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Stock Ownership Guidelines

Our board of directors has adopted stock ownership guidelines to ensure ongoing alignment of the interests of our directors and executive officers with the long-term interests of our stockholders. Our guidelines require that (i) each non-employee director own a number of shares of our common stock with a value equal to at least five times their annual cash retainer, (ii) each executive officer (other than the Block Head) own a number of shares of our common stock with a value equal to at least three times their annual base salary and (iii) the Block Head own a number of shares of our common stock with a value equal to at least the greater of (x) five times their annual base salary and (y) $2 million. Each non-employee director and executive officer is required to comply with our stock ownership guidelines by the later of April 30, 2022, or five years from their promotion or hiring as an executive officer or election to our board of directors. Until a non-employee director or executive officer has satisfied their applicable level of ownership, they are required to retain an amount equal to fifty percent (50%) of the net shares received from any new equity award granted after the adoption of the guidelines. As of December 31, 2022, all of our non-employee directors and executive officers had met or were on track to comply with these stock ownership guidelines within the applicable time periods.

BLOCK 2023 Proxy Statement	16

PROPOSAL NO. 1 ELECTION OF DIRECTORS

In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. The four Class II directors, Messrs. Botha, Carter and McKelvey and Ms. Brooks, are standing for election at the Annual Meeting for a three-year term.

Each director’s term continues until the election and qualification of their successor, or such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Roelof Botha, Amy Brooks, Shawn Carter and James McKelvey as nominees for election as Class II directors at the Annual Meeting. If elected, each of Messrs. Botha, Carter and McKelvey and Ms. Brooks, will serve as Class II directors until our 2026 annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees is currently a director of our company. Mr. Carter is standing for election by our stockholders for the first time. For additional information regarding our nominees for the board of directors, refer to the section entitled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet, but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Messrs. Botha, Carter and McKelvey and Ms. Brooks. We expect that Messrs. Botha, Carter and McKelvey and Ms. Brooks will each agree to serve as a director; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The election of directors requires a plurality of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

BLOCK 2023 Proxy Statement	17

PROPOSAL NO. 2 ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. We currently hold our Say-on-Pay vote every year.

The Say-on-Pay vote is advisory, and therefore is not binding on us, our compensation committee or our board of directors. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which our compensation committee will consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our board of directors and our compensation committee value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and our compensation committee will evaluate whether any actions are necessary to address those concerns.

We believe that the information provided in the section entitled “Executive Compensation,” and in particular the information discussed in the section entitled “Executive Compensation—Compensation Philosophy,” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion and other related disclosure.”

Vote Required

The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our board of directors and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

BLOCK 2023 Proxy Statement	18

PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit and risk committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2023. During our fiscal year ended December 31, 2022, EY served as our independent registered public accounting firm.

Notwithstanding the appointment of EY, and even if our stockholders ratify the appointment, our audit and risk committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit and risk committee believes that such a change would be in the best interests of our company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Although not required by applicable law or listing rules, our audit and risk committee is submitting the appointment of EY to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of EY will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of EY, our audit and risk committee may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to our company by EY for our fiscal years ended December 31, 2021, and December 31, 2022, respectively.

	2021	2022
	(in thousands)
Audit Fees⁽¹⁾⁽²⁾	$7,742	$11,797
Audit-Related Fees⁽²⁾	—	—
Tax Fees⁽³⁾	152	725
All Other Fees⁽⁴⁾	5	8
Total Fees	$7,899	$12,530

(1)
Consist of professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K for the fiscal years ended December 31, 2021 and 2022 and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)
Consist of fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services could include accounting consultations concerning financial accounting and reporting standards, due diligence procedures in connection with acquisitions and procedures related to other attestation services.
(3)
Consist of fees for professional services for tax compliance, tax advice and tax planning. These services include consultation on tax matters and assistance regarding federal, state and international tax compliance.
(4)
Consist of license fees for the use of accounting research software.

Auditor Independence

In our fiscal year ended December 31, 2022, there were no other professional services provided by EY, other than those listed above, that would have required our audit and risk committee to consider their compatibility with maintaining the independence of EY.

Audit and Risk Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit and risk committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit and risk committee is required to pre-approve all audit, internal control-related services and permissible non-audit services performed by

BLOCK 2023 Proxy Statement	19

our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services provided by EY for our fiscal year ended December 31, 2022, were pre-approved by our audit and risk committee pursuant to this policy.

Vote Required

The ratification of the appointment of EY as our independent registered public accounting firm for our fiscal year ending December 31, 2023, requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal. Because this is a routine proposal, we do not expect broker non-votes on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

BLOCK 2023 Proxy Statement	20

PROPOSAL NO. 4 STOCKHOLDER PROPOSAL REGARDING OUR DIVERSITY AND INCLUSION DISCLOSURE

We have been notified that Nia Impact Capital, on behalf of Nia Capital Foundation, 4900 Shattuck Ave #3648, Oakland, CA 94609-7024, which reports that it was the beneficial owner of at least $25,000 of our Class A common stock for at least one year as of December 15, 2022, intends to present the proposal below for consideration at the Annual Meeting. The proposal and the supporting statement appear below as received by us. We are not responsible for the accuracy or content of the proposal and supporting statement.

Report to shareholders on the effectiveness of the Block’s diversity, equity, and inclusion efforts (“DEI”)

RESOLVED: Shareholders request that Block Inc. ("Block") report to shareholders on the effectiveness of the Company's diversity, equity, and inclusion efforts. The report should be done at reasonable expense, exclude proprietary information, and provide transparency on outcomes, using quantitative metrics for hiring, retention, and promotion of employees, including data by gender, race, and ethnicity.

SUPPORTING STATEMENT AS RECEIVED BY BLOCK:

Quantitative data is sought so investors can assess and compare the effectiveness of companies' diversity, equity, and inclusion programs.

Whereas: Block has not released its consolidated EEO-1 form, nor has it shared sufficient quantitative hiring, retention, and promotion data to allow investors to determine the effectiveness of its human capital management programs. Best practice disclosure includes hiring, retention and promotion rate data by gender, race, and ethnicity in line with Equal Employment Opportunity Commission (EEOC) defined categories.

Ninety-four percent of the S&P 100 and 33 percent of the Russell 1000 have released, or have committed to release, their EEO-1 forms, a best practice in diversity data reporting. Between September 2020 and September 2022, S&P 100 companies increased by 298 percent their release of hiring rate data by gender, race and ethnicity; retention rate data by 481 percent; and promotion rate data by 300 percent.(1) Companies that release, or have committed to release, more inclusion data than Block include Autodesk, Cisco Systems, PayPal, Splunk, Twitter, and Visa. Block is increasingly a laggard in its decision to continue to withhold these data sets.

Numerous studies have pointed to the benefits of a diverse workforce. Their findings include:

•
There is a positive association between diversity in management and cash flow, net profit, revenue, and return on equity.(2)
•
Companies in the top quartile for gender diversity are 21 percent more likely to outperform on profitability.(3)
•
The 20 most diverse companies had an average annual five year stock return that was 5.8 percentage points higher than the 20 least diverse companies.(4)

Hiring, promotion and retention rate data show how well a company manages its workforce diversity.

Companies should look to hire the best talent. However, Black and Latino applicants face hiring challenges. Results of a meta-analysis of 24 field experiments found that, with identical resumes, white applicants received an average of 36 percent more callbacks than Black applicants and 24 percent more callbacks than Latino applicants.(5)

Promotion rates show how well diverse talent is nurtured at a company. Unfortunately, women and employees of color experience "a broken rung" in their careers; for every 100 men who are promoted, only

BLOCK 2023 Proxy Statement	21

86 women are. Women of color are particularly impacted, comprising 17 percent of the entry-level workforce and only four percent of executives.(6)

Retention rates show whether employees choose to remain at a company. Morgan Stanley has found that employee retention above industry average can indicate a competitive advantage and higher levels of future profitability.(7) Companies with high employee satisfaction have also been linked to annualized outperformance of over two percent.(8)

(1)
https://www.asyousow.org/our-work/social-justice/workplace-equity
(2)
https://www.asyousow.org/report-pages/workplace-diversity-and-financial-performance
(3)
https://www.mckinsey.com/business-functions/people-and-organizational-performance/our-insights/delivering-through-diversity
(4)
https://www.wsj.com/articles/the-business-case-for-more-diversity-11572091200
(5)
https://hbr.org/2017/10/hiring-discrimination-against-black-americans-hasn’t-declined-in-25-years
(6)
https://wiw-report.s3.amazonaws.com/Women_in_the_Workplace_2021.pdf
(7)
https://www.morganstanley.com/im/publications/insights/articles/article_culturequantframework_us.pdf
(8)
https://www.institutionalinvestor.com/article/b1tx0zzdhhnf5x/Want-to-Pick-the-Best-Stocks-Pick-the-Happiest-Companies

BLOCK 2023 Proxy Statement	22

Board of Directors’ Recommendation Against and Statement of Opposition to Proposal No. 4

Our board of directors recommends that stockholders vote "AGAINST" this proposal for the following reasons:

•
We previously released our EEO-1 form, and plan to do so annually.
•
We already provide robust disclosure with respect to our workforce diversity, equity and inclusion efforts (“DEI”), including data related to gender, ethnicity and race.
•
We share the goals of the proposal in promoting transparency in DEI reporting and our existing disclosures show that we are committed to advancing DEI within our company and in our communities. We will continue to enhance our DEI initiatives, policies and reporting.
•
Our commitment to DEI starts with our leaders, including our board of directors, which provides oversight for our DEI practices and progress.

EEO-1 Form Already Published. The proposal’s supporting statement incorrectly states that we have not released our consolidated EEO-1 form. We published our 2021 EEO-1 form on the inclusion and diversity page of our website (block.xyz/inclusion) in September 2022, and plan to update this form annually.

Robust Diversity Data Already Published. In 2017, we published our first Workforce Diversity Report and since then have consistently provided updated reports that are posted on the inclusion and diversity page of our website, including our 2022 Workforce Diversity Report. These reports provide stockholders with robust data on the diversity of our workforce, including our progress in increasing representation for women and underrepresented racial/ethnic minorities. In addition to disclosing gender and race/ethnicity representation overall and within business, technical, and leadership roles, we believe that our transparency exceeds that of many of our peers because we disclose:

•
Year-over-year changes for the representation of women and underrepresented racial and ethnic minorities (“URM”) at Block overall, as well as within three key role types: technical, business, and leadership. These year-over-year trends provide critical transparency on our progress and the effectiveness of efforts to build a more inclusive and diverse workforce;
•
Data showing the intersectional representation of gender and racial/ethnic identities, providing detailed information on the representation of historically underrepresented populations; and
•
Workforce representation data within the context of U.S. Census benchmarks in order to provide a reference point for assessing our current state and progress.

Existing disclosures also demonstrate our efforts to continue advancing DEI in the workplace. Furthermore, our annual Corporate Social Responsibility (“CSR”) Reports, which are available on the inclusion and diversity page of our website, also provide robust disclosure about our DEI efforts. For example, our 2022 CSR Report describes the following initiatives we have undertaken to promote DEI within our Company and in our communities:

•
Commitment to considering diverse candidate slates. We set a Block-wide commitment to consistently consider candidate slates inclusive of talent from backgrounds underrepresented in tech;
•
New pathways into tech. We partner with several local workforce development organizations in support of historically underrepresented, low-income, and minority communities. Access is at the heart of our purpose and we want to create new pathways for those who have historically faced barriers to employment in the tech world;
•
Promotion and compensation fairness. We embed checks within our system to combat bias and advance fairness in promotion and compensation. Our approach includes: ensuring that management considers promotion readiness for each member of their team; bias checklists in

BLOCK 2023 Proxy Statement	23

promotion packets to reduce the influence of unconscious bias in decision-making; and reviewing decisions for statistical evidence of bias before decisions are finalized.
•
Employee resource groups. We support a diverse array of employee resource groups (“Communities”), including Communities fostering inclusion for racial and ethnic minorities, the neurodivergent, women, LGBTQ+, parents, veterans, and people of faith. Our Communities advance belonging and inclusion through programs including career panels, fireside chats with executives, and professional development workshops; and
•
Inclusive benefits. The benefits that we offer employees are a key piece of fostering an inclusive company and retaining a diverse workforce. We have expanded inclusive benefits offerings to our U.S. based employees to include coverage for comprehensive reproductive health services, gender-affirming treatment, fertility, surrogacy and adoption support, and short-term disability coverage for gender-affirming surgeries.

We believe that the data disclosed and efforts described in our Workforce Diversity and CSR Reports enable our stockholders to evaluate our commitment to DEI and our progress on increasing workforce diversity.

We have a strong commitment to transparency and engagement. Dialogue with our stockholders is an important part of how we gauge our progress on transparency in DEI reporting. To that end, we have engaged in constructive discussions with a number of our stockholders regarding how we can continue to improve our DEI reporting. The following are changes we are making as a result of conversations with our stockholders:

•
increasing the visibility of our EEO-1 consolidated form by linking to it from future CSR Reports;
•
increasing the visibility of information relating to our DEI efforts and progress within our website; and
•
as specifically requested by the proposal, including more detailed ethnic breakdowns for representation in business, technical and leadership roles within our 2023 data workforce data, to be released in 2024.

For additional detail on how we have actively increased our DEI efforts over the past year, refer to the section in this proxy statement entitled “ESG and Corporate Responsibility” and to our 2022 Workforce Diversity and CSR Reports.

There is robust board oversight over DEI. Our nominating and corporate governance committee is responsible for overseeing our DEI efforts and receives quarterly inclusion and diversity reports from our Inclusion and Diversity Lead. Our board of directors is actively involved in DEI reporting and regularly engages with leadership to review and align with our DEI progress and provide feedback as to the effectiveness of our programs. In light of our existing initiatives, policies and disclosures with respect to DEI, our board of directors believes the current scope of our reporting provides our stockholders with visibility into our DEI efforts in addition to a way to evaluate these efforts over time.

For these reasons, we believe the preparation of data on the hiring, retention, and promotion of employees as requested by this proposal would divert resources away from our continued DEI efforts without providing any meaningful additional information to our stockholders.

Vote Required

Approval of this stockholder proposal requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THIS STOCKHOLDER PROPOSAL.

BLOCK 2023 Proxy Statement	24

REPORT OF THE AUDIT AND RISK COMMITTEE

The audit and risk committee is a committee of our board of directors comprised solely of independent directors as required by NYSE listing standards and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). The composition of the audit and risk committee, the attributes of its members and the responsibilities of the audit and risk committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. With respect to our financial reporting process, our management is responsible for (1) establishing and maintaining internal controls and (2) preparing our consolidated financial statements. Our independent registered public accounting firm, Ernst & Young LLP (“EY”), is responsible for performing an independent audit of our consolidated financial statements. It is the responsibility of the audit and risk committee to oversee these activities. It is not the responsibility of the audit and risk committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit and risk committee has:

•
reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and EY;
•
discussed with EY the matters required to be discussed by the applicable requirements of the Public Accounting Oversight Board (“PCAOB”) and the SEC; and
•
received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit and risk committee concerning independence, and has discussed with EY its independence.

Based on the audit and risk committee’s review and discussions with management and EY, the audit and risk committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Respectfully submitted by the members of the audit and risk committee of the board of directors:

Paul Deighton (Chair)

Roelof Botha

Lawrence Summers

Darren Walker

This report of the audit and risk committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

BLOCK 2023 Proxy Statement	25

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of April 28, 2023. Our executive officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Jack Dorsey	46	Block Head and Chairperson
Amrita Ahuja	43	Chief Operating Officer and Chief Financial Officer
Brian Grassadonia	40	Chief Executive Officer, Cash App
Alyssa Henry	52	Chief Executive Officer, Square
Chrysty Esperanza	44	Chief Legal Officer and Corporate Secretary

For biographical information for Jack Dorsey, refer to the section entitled “Board of Directors and Corporate Governance.”

Amrita Ahuja has served as our Chief Operating Officer since February 2023, and as our Chief Financial Officer since January 2019. From March 2018 to January 2019, Ms. Ahuja served as the Chief Financial Officer of Blizzard Entertainment, Inc., a division of Activision Blizzard, Inc. Beginning in June 2010, she served in various positions at Activision Blizzard, Inc., including as Senior Vice President of Investor Relations from January 2015 to May 2018, Vice President, Finance and Operations from August 2012 to January 2015 and Vice President, Strategy and Business Development from June 2010 to August 2012. Ms. Ahuja currently serves on the boards of directors of Airbnb, Inc. and a privately held company. She holds a B.A. in economics from Duke University and an M.B.A. from Harvard Business School.

Brian Grassadonia has served as Chief Executive Officer of Cash App (formerly referred to as Cash App Lead) since January 2013. From May 2012 to January 2013, Mr. Grassadonia served as our Director of Product Development, as well as our Director of Growth from February 2011 to May 2012. He joined the Company in September 2010 and served as Product Manager until February 2011. Mr. Grassadonia currently serves on the board of directors of a privately held company. Mr. Grassadonia holds a Bachelor of Applied Science (BASc) in Management Science from the University of California, San Diego.

Alyssa Henry has served as Chief Executive Officer of Square (formerly referred to as Square Lead) since October 2014. From May 2014 to October 2014, Ms. Henry served as our Engineering Lead, Infrastructure. From April 2006 to April 2014, Ms. Henry served in various positions at Amazon.com, Inc. (“Amazon”), including as Vice President, Amazon Web Services Storage Services, and as General Manager of Amazon S3. Prior to Amazon, Ms. Henry held technical and leadership roles at Microsoft from 1994 to 2006. Ms. Henry currently serves on the boards of directors of Intel Corporation and Confluent, Inc., and previously served on the board of directors of Unity Software, Inc. from October 2019 to November 2022. Ms. Henry holds a B.S. in Mathematics-Applied Science with a Specialization in Computing from the University of California, Los Angeles.

Chrysty Esperanza has served as our Chief Legal Officer and Corporate Secretary since February 2023, having previously served as our General Counsel since December 2021 and Assistant Corporate Secretary since June 2021. From April 2020 to December 2021, Ms. Esperanza served as our Deputy General Counsel and from October 2013 to April 2020, she served as our Counsel Lead. Ms. Esperanza currently serves on the board of trustees for the San Francisco Friends School. Ms. Esperanza holds a B.A. in Mass Communication/Business Administration from the University of California, Los Angeles and a J.D. from the University of California College of the Law, San Francisco (formerly known as the University of California, Hastings College of Law).

BLOCK 2023 Proxy Statement	26

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis summarizes the material components of our executive compensation program and our executive compensation policies, practices and material compensation decisions for 2022 for our “named executive officers.” Our named executive officers for 2022 were:

Jack Dorsey	Block Head and Chairperson
Amrita Ahuja(1)	Chief Operating Officer and Chief Financial Officer
Brian Grassadonia	Chief Executive Officer, Cash App
Alyssa Henry	Chief Executive Officer, Square
Sivan Whiteley(2)	Chief Legal Officer and Corporate Secretary

(1)
Ms. Ahuja was appointed Chief Operating Officer in February 2023.
(2)
Ms. Whiteley resigned from her position as Chief Legal Officer and Corporate Secretary, effective as of February 16, 2023. Ms. Whiteley remained an employee of the Company in order to provide transition services to the Company through April 7, 2023, during which time she continued to be paid her current salary and to receive Company benefits, including continued vesting of her equity awards in accordance with their terms.

Compensation Philosophy

Block's purpose is economic empowerment. We build tools to help more people access the economy. Square helps sellers run and grow their businesses with its integrated ecosystem of commerce solutions, business software and banking services. With Cash App, anyone can easily send, spend or invest their money in stocks or bitcoin. Artists use TIDAL to help them succeed as entrepreneurs and connect more deeply with their fans. TBD is building an open developer platform to make it easier to access bitcoin and other blockchain technologies without having to go through an institution. Our customers inspire us in how they innovate, take risks and take ownership. We want our employees, like our customers, to act like owners. Our compensation approach reflects this philosophy.

To this end, our compensation programs are designed to attract, retain and grow the best teams while reflecting the core tenets of our culture:

•
Performance-driven: By creating compensation programs that reward individual performance and achievement of corporate objectives, we incentivize our employees to perform their best work and receive financial awards for their impact on Block and our business.
•
Fairness: By designing and delivering compensation programs that are equitable across similarly situated employees, we motivate our employees to work collaboratively to achieve our long-term business objectives and serve our customers.
•
Simplicity: By providing compensation programs that are simple and do not distract from their day-to-day responsibilities, we keep our employees focused on growing our business and reward them when Block is successful.

Compensation Design and Objectives

In 2022, we continued to maintain a simplified approach to employee and executive compensation. Compensation for our named executive officers consists largely of base salary and equity awards intended to align incentives to grow our business. Equity incentives are provided through a combination of stock options and restricted stock-based awards. We believe that this combination provides an appropriate mix of performance-driven appreciation opportunities through stock options, and alignment of rewards with the long-term interests of our stockholders through restricted stock-based awards. We have not implemented a company-wide performance-based cash incentive plan for our employees, including our named executive officers, in order to conserve cash and maintain a simplified compensation program that focuses on delivering long-term growth rather than short-term results.

BLOCK 2023 Proxy Statement	27

The primary objective of our executive compensation program is to drive long-term stockholder value. We seek to achieve this objective by designing our executive compensation programs to:

•
recruit and retain talented individuals who can develop, implement and deliver on long-term value creation strategies by using reasonable and competitive pay packages focused on long-term executive retention;
•
motivate our executives to deliver the highest level of individual, team and Company performance; and
•
provide heavier weighting (over 90% of aggregate named executive officer compensation during 2022) toward equity-based compensation directly tied to the long-term value and growth of our company and to align the interests of our executives with those of our stockholders.

For 2022, we made the following executive compensation decisions:

•
Block Head Compensation: Mr. Dorsey requested that the compensation committee continue to provide him with no cash or equity compensation except for an annual base salary of $2.75. The compensation committee considered Mr. Dorsey’s request in light of his significant ownership position, determined that Mr. Dorsey’s financial incentives are strongly aligned with the interests of long-term stockholders without further compensation and, therefore, approved Mr. Dorsey’s request. Mr. Dorsey continues to participate in several company-wide benefit programs, such as our disability insurance coverages, on the same basis as our other salaried, full-time employees.
•
Base Salaries: In April 2022, we adjusted the base salary levels of Mses. Ahuja, Henry, and Whiteley and Mr. Grassadonia, after consideration of a competitive market analysis, and after taking into consideration each executive’s performance and contributions over the prior year and our desire to retain our highly qualified executive team. While cash compensation for our executives remains generally lower than when compared to our peer benchmarks, these adjustments improve the competitive alignment of executive base salaries.
•
Equity Awards: Annual equity awards were made through a combination of stock options and RSUs to each of our named executive officers (other than our Block Head) to provide them with additional incentives to remain with us and to maintain alignment of our total compensation programs with the competitive market.

We conduct a comprehensive review of our compensation philosophy, objectives and design, including a review of our executive compensation program, on an annual cycle. We may implement new compensation plans and arrangements for our named executive officers and/or employees where we deem necessary or appropriate, including to attract or retain high-caliber talent to our organization or provide incentives for them to drive Block’s success.

Impact of 2022 Stockholder Advisory Vote on Executive Compensation

In June 2022, we conducted a non-binding, advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay” vote, at our 2022 annual meeting of stockholders. Our stockholders overwhelmingly voted to approve the compensation of the named executive officers, with more than 98% of the votes cast in favor of our executive compensation program.

The compensation committee was mindful of this strong support, and after considering this advisory vote result and evaluating our executive compensation policies and practices throughout 2022, determined that we should maintain the compensation philosophy and objectives from prior years and retain our general approach to executive compensation. As a result, the compensation committee decided to continue to provide compensation with an emphasis on equity compensation that rewards our most senior executives when they deliver value for our stockholders.

Consistent with the recommendation of our board of directors and the approval of our stockholders in connection with the advisory vote on the frequency of future say-on-pay votes conducted at our 2022 annual meeting of stockholders, the board of directors has adopted a policy providing for annual advisory votes on the compensation of our named executive officers. The next advisory vote on the frequency of future say-on-pay votes will occur at our 2028 annual meeting of stockholders.

BLOCK 2023 Proxy Statement	28

Compensation-Setting Process

Role of Our Compensation Committee

Our compensation committee administers and determines the parameters of the executive compensation program. Our compensation committee currently consists of Mses. Meeker and Rothstein and Messrs. Botha and Deighton, with Ms. Meeker serving as Chair. Each member qualifies as an “independent director” for purposes of the listing standards of the New York Stock Exchange. Each of Mses. Meeker and Rothstein and Messrs. Botha and Deighton qualify as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act. Our compensation committee may establish, and has in the past established, a subcommittee to which it delegates authority to grant and administer equity awards, in order to help promote compliance with Section 16 of the Exchange Act. For purposes of the discussion below, references to “compensation committee” shall mean the “subcommittee” for all actions taken with respect to such awards in 2022, except as otherwise noted.

Under its charter, our compensation committee reviews, approves and determines, or makes recommendations to our board of directors regarding, executive officer compensation. For additional information on our compensation committee, including its authority, refer to the section entitled “Board of Directors and Corporate Governance—Board Meetings and Committees—Compensation Committee."

Role of Management

Our Block Head, People Lead and members of our People team provide our compensation committee with information on corporate and individual performance, market data and their perspectives and recommendations on compensation matters. No named executive officer participates in deliberations regarding their own compensation.

For named executive officers that are hired externally, their initial compensation arrangements are determined through negotiations with each named executive officer. Typically, our Block Head provides input on the terms of these arrangements, with the oversight and final approval of our board of directors or our compensation committee. Compensation for individuals promoted into named executive officer positions is recommended by our Block Head and our People Lead, and reviewed and approved by the compensation committee.

In reviewing compensation for existing named executive officers, our compensation committee solicits input from our Block Head and our People Lead. Our compensation committee reviews their input on capability, job complexity and overall assessment of individual performance and contributions of each executive. Our compensation committee values our Block Head’s perspective and input on each named executive officer’s performance and contributions to our business. The input of our Block Head is an important factor that our compensation committee uses in making its executive compensation decisions, along with input from our external compensation advisors on market trends.

Role of Compensation Consultant

Our compensation committee has the authority to engage its own advisors to assist in carrying out its responsibilities. In 2022, our compensation committee continued to engage Compensia, an independent compensation consultant, to assist with its duties, including providing advice relating to our compensation peer group selection as well as providing support and specific analyses with regard to compensation data and formulation of recommendations for executive and non-employee director compensation. Compensia reports directly to our compensation committee and not to management, is independent from us and has provided no other services to us.

Our compensation committee has assessed the independence of Compensia, taking into account, among other matters, the enhanced independence standards and factors set forth in Exchange Act Rule 10C-1 and the applicable listing standards of the New York Stock Exchange, and concluded that there are no conflicts of interest regarding the work that Compensia performs for our compensation committee.

Competitive Positioning

In determining the compensation for our named executive officers, our compensation committee, with assistance from Compensia, reviews the compensation practices and levels of our compensation peer group. This compensation peer group analysis is used to assess whether our executive compensation

BLOCK 2023 Proxy Statement	29

program and individual compensation levels for our named executive officers are appropriately positioned to attract and retain high-performing talent.

Our compensation peer group is set forth below and was established for 2022 with input from Compensia. The compensation peer group was developed using a rules-based/mechanical approach and reflects publicly-traded companies with similar industry, geography and financial characteristics as us (including revenues of approximately forty percent (0.4x) to two and one half times (2.5x) and a market capitalization of approximately one quarter (0.25x) to four times (4.0x) Block’s respective levels at the time the peer group was selected). The group was further refined to include companies with one-year revenue growth greater than 10% or market capitalization per employee greater than $3 million. Our compensation committee intends to regularly review our compensation peer group and the underlying criteria to assess whether it remains appropriate for review and comparison purposes.

A number of companies that met the criteria for inclusion in our peer group in 2021 no longer met those criteria in 2022 and were removed from our 2022 peer group. Companies included in our peer group in 2021 but not in 2022 were Fortinet, GoDaddy, Lyft, Match Group, Splunk, Take-Two Interactive, Wayfair and Zillow Group. Similarly, companies that were outside our scoping metrics in 2021, but were within them in 2022, were added to our compensation peer group. Those companies are noted by a * in the list below. Accordingly, the compensation peer group used to inform our 2022 compensation decisions were:

Adobe	Fiserv*	ServiceNow	Uber Technologies
Affirm Holdings*	Global Payments	Shopify	Workday
Autodesk	Intuit	Snap	Zoom Video*
Coinbase Global*	Palo Alto Networks	Twilio
eBay*	PayPal Holdings	Twitter

Relative to our compensation peer group above, at the time of approval of our peer group in February 2022, Block ranked at the 94th percentile on a trailing four quarters GAAP revenue basis and at the 70th percentile on a market capitalization basis.

In addition to the companies listed above, the compensation committee reviewed the executive compensation programs and practices of Alphabet, Amazon, Apple, Facebook, Intel, IBM, Microsoft and salesforce.com for reference purposes only. We compete for talent with these reference companies, and the compensation committee believed it was important to understand their compensation practices in order to remain competitive.

Our compensation committee supplemented the compensation data from our compensation peer group with analysis of data from the Radford Compensation Survey. For this additional analysis, our compensation committee reviewed aggregate data from the Radford survey participants that were also members of our compensation peer group.

Though its analysis of competitive market data informs its decisions, our compensation committee also applies its subjective judgment in determining the pay levels of individual named executive officers. Additional factors our compensation committee considers when making its compensation decisions include input from our Block Head and our People Lead, company performance, individual performance and experience, individual skills and expertise, each named executive officer’s role and/or retention and incentive objectives.

Elements of Executive Compensation

Consistent with our compensation philosophy, our executive compensation program consists of only two primary elements: base salary and long-term incentive compensation in the form of equity awards. During 2022, we provided no cash-based incentive compensation opportunities to our named executive officers, instead focusing on linking compensation to stockholder value by using equity awards as the primary means of incentive compensation. We do not use specific formulas or weightings in determining the allocation between base salary and long-term incentive compensation; instead, each named executive

BLOCK 2023 Proxy Statement	30

officer’s compensation has been individually designed to provide a combination of fixed and at-risk compensation to provide incentives to achieve our objectives.

We also provide severance and change of control benefits for our named executive officers as part of our executive compensation program. To remain consistent with our compensation goals of fairness and simplicity, each named executive officer (other than our Block Head) is entitled to severance and change of control benefits based on the same formulas.

Our named executive officers also participate in several company-wide health and welfare benefit plans that are generally available to our other employees.

Base Salary

Base salary for our named executive officers is the fixed component of our executive compensation program. We use base salary to compensate our named executive officers for services rendered during the year and to recognize the experience, skills, knowledge and responsibilities required of each named executive officer. We apply no specific formula to determine adjustments to base salary. We continue to provide base salaries that are conservative relative to competitive market pay levels.

In April 2022, our compensation committee reviewed the base salaries of Mses. Ahuja, Henry, and Whiteley and Mr. Grassadonia, taking into consideration a competitive market analysis performed by Compensia, the recommendations of our Block Head and our People Lead, the desire to retain our highly qualified executive team and the other factors described above. Following this review, our compensation committee approved an increase in the annual base salary levels for Mses. Ahuja, Henry, and Whiteley and Mr. Grassadonia to $525,000, in each case effective as of April 1, 2022, in order to improve competitive alignment with our peers. In addition, our compensation committee determined that it was appropriate to keep our Block Head’s 2022 base salary level at $2.75 per year, at the request of our Block Head and with compensation committee approval.

The annualized base salaries of our named executive officers as of December 31, 2022, compared to December 31, 2021, were:

Named Executive Officer	Annual Base Salary as of December 31, 2021	Annual Base Salary as of December 31, 2022	Percentage Increase
Jack Dorsey	$2.75	$2.75	0%
Amrita Ahuja	$500,000	$525,000	5.0%
Brian Grassadonia	$500,000	$525,000	5.0%
Alyssa Henry	$500,000	$525,000	5.0%
Sivan Whiteley	$500,000	$525,000	5.0%

Equity Compensation

We believe that sustainable long-term corporate performance is achieved with a corporate culture that encourages a long-term focus by all of our employees. We seek to incentivize this focus in our employees, including our named executive officers, through the use of equity-based awards, the value of which depends on the performance of our stock.

Equity awards are central to our executive compensation program, which is designed to promote fairness, maintain simplicity and provide rewards based on demonstrable performance. Equity ownership aligns the interests of our named executive officers with the interests of our stockholders by enabling them to participate in the long-term appreciation of the value of our common stock. Additionally, equity awards provide an important tool for us to retain our named executive officers, as awards are subject to vesting over a multi-year period subject to continued service with the company. Typically, these awards vest over four years, contingent on continued service, and the awards to our named executive officers in 2022 followed this practice.

Our executive compensation program provides equity incentives through a mix of stock options and restricted stock-based awards (currently awarded in the form of RSUs). Stock options provide executives with an opportunity to participate in stock price appreciation above their exercise price, creating incentives to continue to drive growth. Awards of RSUs and restricted stock awards (“RSAs”) create alignment with our long-term stockholders by providing both upside and downside tied to company performance. A mix of award types is also consistent with competitive practice among our peers. In determining the mix of stock

BLOCK 2023 Proxy Statement	31

options and RSUs for 2022, our compensation committee, with input from our Block Head, our People Lead and Compensia, considered competitive market practices and the retention and performance incentives of outstanding equity holdings and determined that a mix of approximately 50% stock options and 50% RSUs, based on the target grant value of the awards, provided appropriate incentives for the named executive officers in 2022. We do not have an established set of criteria for granting equity awards. Instead, our compensation committee has exercised its judgment and discretion, in consultation with our Block Head and our People Lead, and considered, among other factors, the role and responsibility of each named executive officer, competitive factors, the amount of equity compensation already held by our named executive officer (and the extent to which it was vested) and the cash compensation to be received by our named executive officer, to determine and approve the size and terms of new equity awards.

In 2022, we granted annual equity awards to our named executive officers described in the table below. In determining the size and terms of these annual equity awards for Mses. Ahuja, Henry and Whiteley and Mr. Grassadonia, our compensation committee, with input from our Block Head, our People Lead and Compensia, considered the past and expected future key contributions of each of these named executive officers, the extent to which their existing equity awards were vested and the competitive market data for similarly situated executives. Our compensation committee believed it was appropriate to grant each of them new equity awards to help achieve our retention goals and further align their compensation with the competitive market.

Named Executive Officer	Number of Securities Underlying Options (#)	RSUs (#)	Grant Date Fair Value ($)
Amrita Ahuja	84,061⁽¹⁾	42,031⁽²⁾	11,167,743
Brian Grassadonia	96,671⁽¹⁾	48,336⁽²⁾	12,843,008
Alyssa Henry	96,671⁽¹⁾	48,336⁽²⁾	12,843,008
Sivan Whiteley	58,843⁽¹⁾	29,422⁽²⁾	7,817,479

(1)
One forty-eighth of the shares subject to the option vest each month following the April 1, 2022, vesting commencement date, subject to continued service with the Company. The award is subject to certain acceleration of vesting provisions under Mses. Ahuja’s, Henry’s and Whiteley’s and Mr. Grassadonia’s change of control and severance agreements.
(2)
With respect to the RSUs, one-sixteenth of the total RSUs vest in equal quarterly installments over four years beginning on July 1, 2022, subject to continued service with the Company. The award is subject to certain acceleration of vesting provisions under Mses. Ahuja’s, Henry’s, and Whiteley’s and Mr. Grassadonia’s change of control and severance agreements.

Mr. Dorsey did not receive any equity awards in 2022 at his request, and because our compensation committee believed that his existing equity ownership position sufficiently aligned his interests with those of our stockholders.

On April 26, 2023, we entered into a Separation Agreement and Release with Ms. Whiteley in connection with the cessation of her employment (the "Separation Agreement"). The Separation Agreement provides that any of the awards of stock options under the 2015 Plan held by Ms. Whiteley that were vested and exercisable as of April 7, 2023 will remain outstanding and exercisable until the two-year anniversary of her termination of date, subject to Ms. Whiteley’s execution and non-revocation of the Separation Agreement.

No Special Retirement, Health or Welfare Benefits

Our named executive officers are eligible to participate in our employee benefit programs on the same basis as our other salaried employees. We maintain a tax-qualified retirement plan (“401(k) Plan”) that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in the 401(k) Plan as of the date they meet the 401(k) Plan’s eligibility requirements, and participants are able to defer up to 65% of their eligible compensation subject to applicable annual tax limits. All participants’ interests in their deferrals are 100% vested when contributed. The 401(k) Plan permits us to make matching contributions and profit-sharing contributions. For the plan year beginning on January 1, 2022, we made a matching contribution equal to 100% of participants’ pre-tax and Roth contributions up to $2,000 and after that, 50% of participants’ pre-tax and Roth contributions

BLOCK 2023 Proxy Statement	32

up to a maximum matching contribution of $5,000 per participant. We have not made any profit-sharing contributions to date.

Our health and welfare benefits include medical; dental and vision; disability insurance; basic life insurance coverage; accidental death and dismemberment insurance and a monthly wellness allowance. We design our employee benefits programs to be affordable and competitive in relation to the market and compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon changes in applicable laws and market practices.

Limited Perquisites and Other Personal Benefits

We do not provide perquisites or other personal benefits to our named executive officers, except in limited situations where we believe it is appropriate to assist an individual in the performance of their duties, to make our named executive officers more efficient and effective and for recruitment and retention purposes.

Employment Agreements with Named Executive Officers

We have entered into a confirmatory employment letter with each of our named executive officers. The confirmatory employment letter has no specific term and provides for at-will employment.

Post-Employment Compensation

We have entered into change of control and severance agreements with our named executive officers that provide for certain specified payments and benefits if a termination of employment occurs under specified circumstances, including following a change of control of our company. We believe that these protections are necessary to provide our valuable executives with incentives to forgo other employment opportunities and remain employed with us and to maintain continued focus and dedication to their responsibilities to maximize stockholder value, including if there is a potential transaction that could involve a change of control. In addition, these protections are available only if a named executive officer executes and does not revoke a general release of claims in our favor. The terms of these agreements were determined by our compensation committee, with input from our management team, following a review of analysis prepared by Compensia of relevant market data for other companies with whom we compete for executive talent.

For a summary of the material terms of the change of control and severance agreements and an estimate of the payments and benefits that may be received by our named executive officers under these arrangements, refer to the section entitled “Potential Payments on Termination or Change of Control” below.

Other Compensation Information

Hedging and Pledging Prohibitions

We have an Insider Trading Policy, which, among other matters, prohibits our employees, including officers, or directors from making short sales, engaging in transactions in publicly traded options (such as puts and calls) and other derivative securities relating to our common stock, pledging any of our securities as collateral for a loan, and holding any of our securities in a margin account, whether such securities are granted as compensation or are held, directly or indirectly, by the employee or director. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally limits the amount we may deduct from our federal income taxes for compensation paid to our Block Head and certain other executive officers to $1 million per executive officer per year, subject to certain exceptions. Neither our compensation committee nor any authorized subcommittee, as applicable, has adopted a policy that all equity or other compensation must be deductible.

When approving the amount and form of compensation for our executive officers, we generally consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m) of the Code, as well as our need to maintain flexibility in compensating executive officers in a manner designed to promote our goals. Our compensation committee or its authorized subcommittee, as

BLOCK 2023 Proxy Statement	33

applicable, may, in its judgment, authorize compensation payments that will or may not be deductible when it believes that such payments are appropriate to attract, retain or motivate executive talent.

Taxation of Parachute Payments and Deferred Compensation

We do not provide, and have no obligation to provide, any of our named executive officers with a “gross-up” or other reimbursement payment for any tax liability they might owe because of the application of Sections 280G, 4999 or 409A of the Code. If any of the payments or benefits provided for under the change of control and severance agreements or otherwise payable to a named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, they would receive either full payment of such payments and benefits or such lesser amount that would cause no portion of the payments and benefits being subject to the excise tax, whichever results in the greater after-tax benefits to our named executive officer.

Accounting for Share-Based Compensation

Our compensation committee considers accounting effects in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is ASC 718, the standard that governs the accounting treatment of stock-based compensation awards. ASC 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and restricted stock-based awards, generally based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may realize no value from their awards. ASC 718 also requires companies to recognize the compensation cost of their share-based payment awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.

Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers to ensure ongoing alignment of the interests of our executive officers with the long-term interests of our stockholders. For information concerning these guidelines, see the section entitled “Board of Directors and Corporate Governance—Stock Ownership Guidelines.”

Compensation “Clawback” Policy

The board of directors has adopted a policy that gives the board of directors (or any duly authorized committee of the board of directors) discretion to require that any of our executive officers, including our named executive officers, repay incentive-based compensation to our company if a majority of the independent members of the board of directors (or the committee to which it has delegated authority) determines that the executive officer’s gross negligence, intentional misconduct or fraud caused or partially caused us to materially restate all or a portion of our financial statements on which such compensation was calculated. Such determination must be made within three years of the date of filing of the applicable financial statements. The compensation committee believes that the clawback policy reduces the potential for excessive risk taking by executive officers.

Compensation Committee Report

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Compensation Committee

Mary Meeker (Chair)
Roelof Botha
Paul Deighton
Sharon Rothstein

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Compensation Risk Assessment

Our management team and our compensation committee each play a role in evaluating and mitigating any risk that may exist relating to our compensation programs, policies and practices for all employees, including our named executive officers. In connection with their oversight, Compensia and management conducted a risk review of our employee compensation plans and arrangements in which our employees (including our named executive officers) participate to determine whether these plans and arrangements have any features that might create undue risks or encourage unnecessary and excessive risk taking that could threaten our value. In this review, we considered numerous factors and design elements that enable us to monitor, manage and mitigate risk, without diminishing the effect of the incentive nature of compensation, including:

•
a commission-based incentive program for sales employees that only results in payout based on measurable financial or business critical performance measures with payments made quarterly in arrears;
•
our practice of awarding long-term incentive compensation in equity awards upon hire to our named executive officers to directly tie their expectation of compensation to their contributions to the long-term value of our company; and
•
other risk mitigators such as the Insider Trading Policy prohibiting stock pledging and hedging, formal stock ownership guidelines and a clawback/compensation recovery policy.

Based on our review, we have concluded that any potential risks arising from our employee compensation programs, policies and practices, including our executive compensation program, are not reasonably likely to have a material adverse effect on Block.

Summary Compensation Table for 2022

Name and Principal Position	Year	Salary ($)	Stock Awards ($)⁽¹⁾	Option Awards ($)⁽¹⁾	All Other Compensation ($)⁽²⁾	Total Compensation ($)
Jack Dorsey	2022	2.75	—	—	—	2.75
Block Head	2021	2.75	—	—	—	2.75
	2020	2.75	—	—	—	2.75
Amrita Ahuja	2022	518,750	5,279,934	5,887,809	5,000	11,691,493
Chief Operating Officer and Chief Financial Officer	2021	493,750	4,931,901	4,805,016	5,000	10,235,667
	2020	468,750	3,783,406	4,385,035	183,155	8,820,346
Brian Grassadonia	2022	518,750	6,071,968	6,771,040	5,000	13,366,758
Chief Executive Officer, Cash App	2021	493,750	4,931,901	4,805,016	5,000	10,235,667
	2020	468,750	3,783,406	4,385,035	5,030	8,642,221
Alyssa Henry	2022	518,750	6,071,968	6,771,040	5,000	13,366,758
Chief Executive Officer, Square	2021	493,750	4,931,901	4,805,016	5,000	10,235,667
	2020	468,750	3,783,406	4,385,035	5,150	8,642,341
Sivan Whiteley	2022	518,750	3,695,992	4,121,487	8,519	8,344,748
Former Chief Legal Officer and Corporate Secretary	2021	493,750	3,561,943	3,470,304	8,783	7,534,780
	2020	468,750	3,255,761	3,542,303	60,568	7,327,382

(1)
The amounts included in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of RSUs and option awards calculated in accordance with ASC 718. Such grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The valuation assumptions used in determining the grant date fair value of the RSUs and option awards reported in these columns are described in the “Share-based Compensation” section of Note 17, Stockholders' Equity in the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(2)
For 2022, amounts disclosed in this column include the aggregate incremental costs of perquisites and other personal benefits (i) the 401(k) employer match for Ms. Ahuja, Mr. Grassadonia, and Ms. Henry and (ii) the 401(k) employer match of $5,000 and tax gross-up made to provide tax neutrality on amounts of regular compensation that was allocated solely for U.K. purposes toward service on the boards of directors of two of the Company’s U.K. subsidiaries for Ms. Whiteley.

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Grants of Plan-Based Awards in 2022

The following table sets forth information regarding grants of awards made to our named executive officers during 2022. We did not grant any plan-based cash awards or RSAs during 2022.

Name	Grant Date	Number of Securities Underlying RSUs (#)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)⁽¹⁾
Jack Dorsey	—	—	—	—	—
Amrita Ahuja	4/19/2022	42,031	84,061	125.62	11,167,743
Brian Grassadonia	4/19/2022	48,336	96,671	125.62	12,843,008
Alyssa Henry	4/19/2022	48,336	96,671	125.62	12,843,008
Sivan Whiteley	4/19/2022	29,422	58,843	125.62	7,817,479

(1)
The amounts included in this column represent the aggregate grant date fair value of RSUs and option awards calculated in accordance with ASC 718. The valuation assumptions used in determining the grant date fair value of the RSUs and option awards reported in this column are described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Outstanding Equity Awards at 2022 Year-End

The following table lists all outstanding equity awards held by our named executive officers as of December 31, 2022. For additional information regarding the impact of certain employment termination scenarios on outstanding equity awards, refer to the section entitled “Potential Payments on Termination or Change of Control."

	Option Awards					Stock Awards
Name	Grant Date⁽¹⁾	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)⁽²⁾	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)⁽³⁾
Jack Dorsey	—	—	—	—	—	—	—

Amrita Ahuja	1/24/2019⁽⁴⁾	28,496	2,036	73.94	1/23/2029	—	—
	1/24/2019⁽⁵⁾	—	—	—	—	7,608	$478,087
	4/21/2020⁽⁶⁾	38,475	56,334	57.40	4/20/2030	—	—
	4/21/2020⁽⁷⁾	—	—	—	—	24,718	$1,553,279
	4/27/2021⁽⁶⁾	15,286	21,402	253.79	4/26/2031	—
	4/27/2021⁽⁸⁾	—	—	—	—	12,146	$763,255
	4/19/2022⁽⁶⁾	14,010	70,051	125.62	4/18/2032	—	—
	4/19/2022⁽⁹⁾	—	—	—	—	36,778	$2,311,130

Brian Grassadonia	2/27/2014⁽¹⁰⁾	252,816	—	7.25	2/27/2024	—	—
	6/17/2015⁽¹⁰⁾	460,000	—	13.94	6/16/2025	—	—
	4/19/2017⁽⁶⁾	137,122	—	17.20	4/18/2027	—	—
	4/25/2018⁽¹¹⁾	109,026	—	44.75	4/24/2028	—	—
	4/24/2019⁽⁶⁾	90,955	8,269	71.99	4/23/2029	—	—
	4/24/2019⁽¹²⁾	—	—	—	—	4,962	$311,812
	4/21/2020⁽⁶⁾	112,667	56,334	57.40	4/20/2030	—	—
	4/21/2020⁽⁷⁾	—	—	—	—	24,718	$1,553,279
	4/27/2021⁽⁶⁾	15,286	21,402	253.79	4/26/2031	—	—

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	Option Awards					Stock Awards
Name	Grant Date⁽¹⁾	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)⁽²⁾	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)⁽³⁾
	4/27/2021⁽⁸⁾	—	—	—	—	12,146	$763,255
	4/19/2022⁽⁶⁾	16,111	80,560	125.62	4/18/2032	—	—
	4/19/2022⁽¹³⁾	—	—	—	—	42,294	$2,657,755

Alyssa Henry	5/14/2014⁽⁴⁾	553,842	—	7.25	5/14/2024	—	—
	4/19/2017⁽⁶⁾	15,683	—	17.20	4/18/2027	—	—
	4/25/2018⁽¹¹⁾	109,026	—	44.75	4/24/2028	—	—
	4/24/2019⁽⁶⁾	90,955	8,269	71.99	4/23/2029	—	—
	4/24/2019⁽¹²⁾	—	—	—	—	4,962	$311,812
	4/21/2020⁽⁶⁾	112,667	56,334	57.40	4/20/2030	—	—
	4/21/2020⁽⁷⁾	—	—	—	—	24,718	$1,553,279
	4/27/2021⁽⁶⁾	15,286	21,402	253.79	4/26/2031	—
	4/27/2021⁽⁸⁾	—	—	—	—	12,146	$763,255
	4/19/2022⁽⁶⁾	16,111	80,560	125.62	4/18/2032
	4/19/2022⁽⁶⁾	—	—	—	—	42,294	$2,657,755

Sivan Whiteley	4/25/2018⁽¹¹⁾	47,699	—	44.75	4/24/2028	—	—
	4/24/2019⁽⁶⁾	60,636	5,513	71.99	4/23/2029	—	—
	4/24/2019⁽¹⁴⁾	—	—	—	—	3,308	$207,875
	4/21/2020⁽⁶⁾	80,476	40,239	57.40	4/20/2030	—	—
	4/21/2020⁽¹⁵⁾	—	—	—	—	17,656	$1,109,503
	9/01/2020⁽⁶⁾	2,765	2,152	166.66	8/31/2030	—	—
	9/01/2020⁽¹⁶⁾	—	—	—	—	1,453	$91,307
	4/27/2021⁽⁶⁾	11,040	15,457	253.79	4/26/2031	—	—
	4/27/2021⁽¹⁷⁾	—	—	—	—	8,772	$551,232
	4/19/2022⁽⁶⁾	9,807	49,036	125.62	4/18/2032	—	—
	4/19/2022⁽¹⁸⁾	—	—	—	—	25,745	$1,617,816

(1)
Each of the outstanding equity awards was granted pursuant to our 2009 Stock Plan (the “2009 Plan”) or 2015 Plan.
(2)
This column represents the fair market value of a share of our common stock on the date of grant, as determined by our board of directors.
(3)
Calculated by multiplying (i) $62.84, the fair market value of our Class A common stock per share on December 30, 2022, as determined using the closing price on the New York Stock Exchange, by (ii) the number of shares of common stock that have not yet vested.
(4)
One-fourth of the shares subject to the option vest on the first anniversary of the option’s vesting commencement date and one forty-eighth of the shares vest monthly thereafter, subject to continued service with us.
(5)
Each share is subject to an RSA representing a contingent right to receive one share of our Class A common stock. One-fourth of the total 121,721 shares subject to the RSAs vested on February 1, 2020, and one-sixteenth of the RSAs vest every three months thereafter until the RSA is fully vested as of February 1, 2023, subject to continued service with us.

BLOCK 2023 Proxy Statement	37

(6)
One forty-eighth of the shares subject to the option vest monthly from the date of the vesting commencement date, subject to continued service with us.
(7)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 65,913 shares subject to the RSUs vested on July 1, 2020, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of April 1, 2024, subject to continued service with us.
(8)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 19,433 shares subject to the RSUs vested on July 1, 2021, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of April 1, 2025, subject to continued service with us.
(9)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 42,031 shares subject to the RSUs vested on July 1, 2022, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of April 1, 2026, subject to continued service with us.
(10)
One-fifth of the shares subject to the option vest on the first anniversary of the option’s vesting commencement date and one-sixtieth of the shares vest monthly thereafter, subject to continued service with us.
(11)
One-twelfth of 10% of the shares subject to the option vest monthly beginning on May 1, 2018, for 12 months, and of the remaining 90%, one-thirty-sixth of the shares vest monthly thereafter, subject to continued service with us.
(12)
Each share is subject to an RSA representing a contingent right to receive one share of our Class A common stock. One-sixteenth of the total 39,690 shares subject to the RSAs vested on July 1, 2019, and one-sixteenth of the RSAs vest every three months thereafter until the RSA is fully vested as of April 1, 2023, subject to continued service with us.
(13)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 48,336 shares subject to the RSUs vested on July 1, 2022, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of April 1, 2026, subject to continued service with us.
(14)
Each share is subject to an RSA representing a contingent right to receive one share of our Class A common stock. One-sixteenth of the total 26,460 shares subject to the RSAs vested on July 1, 2019, and one-sixteenth of the RSAs vest every three months thereafter until the RSA is fully vested as of April 1, 2023, subject to continued service with us.
(15)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 47,081 shares subject to the RSUs vested on July 1, 2020, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of April 1, 2024, subject to continued service with us.
(16)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 3,320 shares subject to the RSUs vested on December 1, 2020, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of September 1, 2024, subject tto continued service with us.
(17)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 14,035 shares subject to the RSUs vested on July 1, 2021, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of April 1, 2025, subject to continued service with us.
(18)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 29,422 shares subject to the RSUs vested on July 1, 2022, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of April 1, 2026, subject to continued service with us.

BLOCK 2023 Proxy Statement	38

Option Exercises and Stock Vested in 2022

The following table sets forth the number of shares of common stock acquired during 2022 by our named executive officers upon the exercise of stock options or upon the vesting of RSUs or RSAs, as well as the value realized upon such equity award transactions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)⁽¹⁾	Number of Shares Acquired on Vesting of RSUs and RSAs (#)⁽²⁾	Value Realized on Vesting of RSUs and RSAs ($)⁽³⁾
Jack Dorsey	—	—	—	—
Amrita Ahuja	8,130	249,835	57,019	5,289,417
Brian Grassadonia	155,450	12,128,531	43,024	4,439,151
Alyssa Henry	1,046,158	63,454,190	43,024	4,439,151
Sivan Whiteley	17,292	1,439,061	31,852	3,231,033

(1)
Calculated by multiplying (i) the fair market value of our Class A common stock on the exercise date, which was determined using the closing price on the New York Stock Exchange of a share of our Class A common stock on the date of exercise, or if such day is a holiday, on the immediately preceding trading day less the option exercise price paid for such shares of common stock, by (ii) the number of shares of common stock acquired upon exercise.
(2)
Reflects the aggregate number of shares of Class A common stock underlying RSUs and RSAs that vested in 2022. Of the amount shown for Mr. Grassadonia and Mses. Ahuja, Henry, and Whiteley, 18,980, 27,959, 20,644, and 14,988 shares, respectively, of Class A common stock were withheld or sold to cover tax withholding obligations upon vesting.
(3)
Calculated by multiplying (i) the fair market value of our Class A common stock on the vesting date, which was determined using the closing price on the New York Stock Exchange of a share of common stock on the date of vest, or if such day is a holiday, on the immediately preceding trading day, by (ii) the number of shares of common stock acquired upon vesting. Of the amount shown for Mr. Grassadonia and Mses. Ahuja, Henry, and Whiteley, $1,875,372, $2,481,419, $2,059,846, and $1,460,862, respectively, represents the value of shares withheld or sold to cover tax withholding obligations upon vesting.

Pension Benefits

Aside from our 401(k) Plan, we do not maintain any pension plan or arrangement under which our named executive officers are entitled to participate or receive post-retirement benefits.

Non-Qualified Deferred Compensation

We do not maintain any non-qualified deferred compensation plans or arrangements under which our named executive officers are entitled to participate.

Potential Payments on Termination or Change of Control

Each of our named executive officers was subject to a change of control and severance agreement during their employment with us in 2022. The terms of the change of control and severance agreements (the “COC agreements”) are described below, and key differences that apply to our Block Head are highlighted. Under the COC agreements, if, before a change of control, the Company decides to terminate a named executive officer’s employment with the Company without cause (excluding by reason of death or disability), the Company may make a written request that the named executive officer continue to remain employed with the Company or its subsidiaries for a specified transition period not to exceed 180 days from the date of the request (the “Transition Period”). During the Transition Period, the named executive officer will be expected to perform such transition and other duties as reasonably requested by the Company (or its subsidiaries) in its discretion. During the Transition Period, the named executive officer will continue to be paid their base salary, vest in their equity awards in accordance with their terms, and be eligible to participate in our bonus or commission plans (if any) and employee benefit plans, each in accordance with their terms. The Block Head’s change of control and severance agreement does not contain these Transition Period related terms.

BLOCK 2023 Proxy Statement	39

Under Ms. Ahuja’s COC agreement, if she remains employed by us or any of our subsidiaries through a “change in control” (as defined in our 2015 Plan), the vesting of any of her options that were outstanding when the original change of control and severance agreement was entered into will be accelerated upon the change in control as if she had been employed for an additional 12 months following such triggering event. If a change in control had occurred on December 31, 2022, Ms. Ahuja has one outstanding stock option award to which this would have applied. This option has an exercise price per share of $73.94 and therefore she would have realized no value from this acceleration feature, based on the closing price of our Class A common stock on December 30, 2022, which was $62.84.

If our named executive officer’s employment is terminated by us without “cause” or due to their death or “disability” (as such terms are defined in their change of control and severance agreement), in either case, outside the Change of Control Period (as defined below), and (ii) under the COC agreements (but not under the Block Head’s agreement) the named executive officer has completed any Transition Period requested by the company (excluding the named executive officers’ early cessation of any such Transition Period due to their death or disability, or the termination of the Transition Period by us other than for cause before its scheduled expiration) they will be eligible to receive these payments and benefits if they timely sign and do not revoke a release of claims:

•
a lump-sum payment equal to base salary (as of immediately before their termination or, if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) for a number of days equal to (i) 180 minus (ii) the number of days in the entire Transition Period (or if, during the Transition Period, the named executive officer’s employment is terminated by us without cause or due to their death or disability, the number of days in (ii) will be the actual days worked during the Transition Period) (the “Severance Period”). Under the Block Head’s change of control and severance agreement, the Block Head will instead be entitled to a lump-sum payment equal to 75% of his annual base salary;
•
a lump-sum payment equal to a pro rata portion (based on the number of full months the executive has worked during the performance period, measured as of the notice date we make a request for a Transition Period, if any) of the annual bonus that our named executive officer would have earned for the year of their termination if they had remained employed until eligible to receive the bonus;
•
a taxable lump-sum payment equal to the monthly COBRA premium required to continue health insurance coverage for our named executive officer and their eligible dependents through the end of the Severance Period regardless of whether our named executive officer elects COBRA coverage. Under the Block Head’s change of control and severance agreement this taxable lump sum is equal to 9 months of such monthly COBRA premiums;
•
if the termination is due to reasons other than cause (excluding by reason of death or disability), each of the named executive officer’s then-outstanding time-based equity awards will immediately vest and become exercisable as to the number of shares subject to the time-based equity award that were otherwise scheduled to vest and become exercisable had the named executive officer remained employed with the company through the end of the Severance Period and no change of control occurred during the Severance Period. This provision does not apply to the Block Head’s change of control and severance agreement; and
•
if a termination (including an early termination of any company-requested Transition Period) occurs due to death or disability only, fully accelerated vesting and exercisability of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels.

If, (i) within the three-month period before a change of control until the end of the 12-month period following such change of control (such period, the “Change of Control Period”), our named executive officer’s employment is terminated by us without cause or due to their death or disability or our named executive officer resigns for “good reason” (as defined in their change of control and severance agreement), and (ii) (but not under the Block Head’s agreement), our named executive officer has completed any company-requested Transition Period (excluding our named executive officer’s early cessation of any such Transition Period due to their death or disability, or the company’s termination of the Transition Period other than for cause before its schedule expiration), our named executive officer will be entitled to these benefits if they timely sign and do not revoke a release of claims:

BLOCK 2023 Proxy Statement	40

•
a lump-sum payment equal to 100% of their annual base salary as of immediately before their termination (or, if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction), or, if such amount is greater, as of immediately before the change of control;
•
a lump-sum payment equal to 100% of their target annual bonus (for the year of their termination);
•
a taxable lump-sum payment equal to 12 months of the monthly COBRA premium required to continue health insurance coverage for our named executive officer and their eligible dependents regardless of whether our named executive officer elects COBRA coverage; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at the greater of actual performance or 100% of target levels.

In addition, if any of the payments or benefits provided for under the change of control and severance agreements or otherwise payable to our named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, they would be entitled to receive either full payment of such payments and benefits or such lesser amount that would cause no portion of the payments and benefits being subject to the excise tax, whichever results in the greater after-tax benefits to our named executive officer. The change of control and severance agreements do not require us to provide any tax gross-up payments to our named executive officers.

BLOCK 2023 Proxy Statement	41

The following table summarizes the estimated payments and benefits that would be provided to our named executive officers upon termination and a change of control under our plans and arrangements with our named executive officers described above. For purposes of this table, for each named executive officer (other than Mr. Dorsey) the “Severance Period” defined above is assumed to last the maximum 180-day period.

	Termination Without Cause Outside Change of Control Period			Termination by Death or Disability	Termination Without Cause or Termination for Good Reason Within Change of Control Period
Name	Cash Compensation ($)⁽¹⁾	Health Care Benefits ($)⁽²⁾	Acceleration of Equity Vesting ($)⁽³⁾⁽⁴⁾	Acceleration of Equity Vesting ($)⁽⁴⁾⁽⁵⁾	Cash Compensation ($)⁽⁶⁾	Health Care Benefits ($)⁽⁷⁾	Acceleration of Equity Vesting ($)⁽⁴⁾⁽⁸⁾
Jack Dorsey	2.06	—	—	—	2.75	—	—
Amrita Ahuja	262,500	15,979	1,593,545	5,412,207	525,000	31,958	5,412,207
Brian Grassadonia	262,500	15,536	1,476,788	5,592,558	525,000	31,072	5,592,558
Alyssa Henry	262,500	15,536	1,476,788	5,592,558	525,000	31,072	5,592,558
Sivan Whiteley⁽⁹⁾	262,500	12,890	1,027,203	3,796,633	525,000	25,780	3,796,633

(1)
Cash compensation consists of a lump-sum payment equal to 180 days of annual base salary (for Mr. Dorsey, 75% of annual base salary) (as of immediately before their termination or, if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) and a lump-sum payment equal to a pro rata portion of the annual bonus that our named executive officer would have earned for the year of their termination if they had remained employed until eligible to receive the bonus at December 31, 2022.
(2)
Health care benefits consist of a taxable lump-sum payment equal to six months of the monthly COBRA premium required to continue health insurance coverage for our named executive officer and their eligible dependents regardless of whether our named executive officer elects COBRA coverage. Mr. Dorsey does not receive health insurance coverage from the Company.
(3)
For each named executive officer, other than our Block Head, we assumed 180 days of accelerated vesting of time-based equity awards. The Block Head’s change of control and severance agreement does not include this provision.
(4)
For each named executive officer, the estimated benefit amount of unvested RSUs and RSAs was calculated by multiplying the number of unvested RSUs and RSAs by the closing price of our Class A common stock on December 30, 2022, which was $62.84. The estimated benefit amount of unvested stock options was calculated by multiplying the number of unvested stock options subject to acceleration held by the applicable named executive officer by the difference between the exercise price of the option and the closing price of our Class A common stock on December 30, 2022, which was $62.84.
(5)
For each named executive officer, in the event of a termination due to death or disability, fully accelerated vesting and exercisability of all outstanding equity awards.
(6)
Cash compensation consists of a lump-sum payment equal to 100% of each named executive officer’s annual base salary as of immediately before their termination (or, if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction), or, if such amount is greater, as of immediately before the change of control, and a lump-sum payment equal to 100% of their target bonus for the year ended December 31, 2022.
(7)
Health care benefits consist of a taxable lump-sum payment equal to 12 months of the monthly COBRA premium required to continue health insurance coverage for our named executive officer and their eligible dependents regardless of whether our named executive officer elects COBRA coverage. Mr. Dorsey does not receive health insurance coverage from the Company.
(8)
For each named executive officer, we assume 100% accelerated vesting of all outstanding equity awards.
(9)
Ms. Whiteley resigned from her position as Chief Legal Officer and Corporate Secretary, effective as of February 16, 2023, and remained an employee of the Company in order to provide transition services to the Company through April 7, 2023. Pursuant to our Separation Agreement with Ms. Whiteley, any of the awards of stock options under the 2015 Plan held by Ms. Whiteley that were vested and exercisable as of April 7, 2023 will remain outstanding and exercisable until the two-year anniversary of her termination of date, subject to Ms. Whiteley’s execution and non-revocation of the Separation Agreement. As such, Ms. Whiteley is no longer entitled to severance under the Company’s change of control and severance agreement.

BLOCK 2023 Proxy Statement	42

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of December 31, 2022. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

		(a)	(b)	(c)
Plan Category	Class of Common Stock	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights⁽¹⁾	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	Class A⁽²⁾	31,277,119	$77.19	142942274⁽³⁾
	Class B⁽⁴⁾	3,730,601	$10.69	—
Equity compensation plans not approved by stockholders	—	—	—	—
Total	Class A and Class B	35,007,720	$40.37	142,942,274

(1)
The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying RSUs and RSAs, which have no exercise price, or any rights granted under our 2015 Employee Stock Purchase Plan, as amended and restated (the “ESPP”).
(2)
Includes the following plans: our 2015 Plan and our ESPP. Our 2015 Plan provides that on the first day of each fiscal year beginning in fiscal 2016, the number of shares of Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 40,000,000 shares, (ii) 5% of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, or (iii) such other amount as our board of directors may determine. Our ESPP provides that on the first day of each fiscal year beginning in fiscal 2016, the number of shares of Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 8,400,000 shares, (ii) 1% of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, or (iii) such other amount as our board of directors may determine. On January 1, 2023, the number of shares of Class A common stock available for issuance under our 2015 Plan and our ESPP increased by 30,002,977 shares and 6,000,595 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.
(3)
Consists of 25,703,532 shares of Class A common stock available under our ESPP, including shares subject to outstanding rights that were under offering periods in progress as of December 31, 2022, and 117,238,742 shares of Class A common stock available under our 2015 Plan.
(4)
Consists of shares outstanding under awards made under our 2009 Plan. Block no longer grants awards from this plan.

BLOCK 2023 Proxy Statement	43

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2023, for:

•
each of our current directors and nominees for director;
•
each of our named executive officers;
•
all of our current directors and executive officers as a group; and
•
each person or group known by us to be the beneficial owner of more than 5% of our Class A or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 542,757,039 shares of our Class A common stock and 60,635,933 shares of our Class B common stock outstanding as of March 31, 2023. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2023, or issuable pursuant to RSUs that are subject to vesting conditions expected to occur within 60 days of March 31, 2023 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Block, Inc., 1955 Broadway, Suite 600, Oakland, California 94612. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Class A Common Stock		Class B Common Stock+
Name of Beneficial Owner	Number	Percent	Number	Percent	Percent of Total Voting Power
5% Stock Holders:
The Vanguard Group⁽¹⁾	35,515,147	6.5%	—	*	3.1%
Named Executive Officers and Directors:
Jack Dorsey⁽²⁾	1,000,000	*	47,844,566	78.9%	41.7%
Amrita Ahuja⁽³⁾	206,249	*	—	*	*
Brian Grassadonia⁽⁴⁾	692,916	*	712,816	1.2%	*
Alyssa Henry⁽⁵⁾	755,712	*	153,845	*	*
Sivan Whiteley⁽⁶⁾	303,138	*	—	*	*
Roelof Botha⁽⁷⁾	713,608	*	—	*	*
Amy Brooks⁽⁸⁾	7,945	*	—	*	*
Shawn Carter⁽⁹⁾	33,279	*	—	*	*
Paul Deighton⁽¹⁰⁾	31,282	*	—	*	*
Randall Garutti⁽¹¹⁾	19,698	*	—	*	*
James McKelvey⁽¹²⁾	126,733	*	12,259,025	20.2%	10.7%
Mary Meeker⁽¹³⁾	408,139	*	—	*	*
Sharon Rothstein⁽¹⁴⁾	1,937	*	—	*	*
Lawrence Summers⁽¹⁵⁾	21,656	*	67,380	*	*
Darren Walker⁽¹⁶⁾	4,677	*	—	*	*
All current executive officers and directors as a group (15 persons)⁽¹⁷⁾	4,059,441	0.8%	61,075,197	99.2%	53.0%

BLOCK 2023 Proxy Statement	44

* Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

+ The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of Class A common stock.

(1)
Based solely on a Schedule 13G/A, reporting beneficial ownership as of December 30, 2022, filed with the SEC on February 9, 2023, with sole dispositive power over 33,886,771 shares of Class A common stock, shared dispositive power over 1,628,376 shares of Class A common stock and shared voting power over 875,517 shares of Class A common stock. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(2)
Consists of (i) 1,000,000 shares of Class A common stock held of record by the Jack Dorsey 2022 Annuity Trust, a grantor retained annuity trust for which Mr. Dorsey serves as co-trustee, (ii) 35,763,992 shares of Class B common stock held of record by the Jack Dorsey Revocable Trust u/a/d 12/8/10, for which Mr. Dorsey serves as trustee, and (iii) 12,080,574 shares of Class B common stock held of record by Start Small, LLC, for which Mr. Dorsey serves as sole member.
(3)
Consists of (i) 72,471 shares of Class A common stock held of record by Ms. Ahuja, and (ii) 119,108 shares of Class A common stock subject to options exercisable within 60 days of March 31, 2023, of which 99,577 shares are vested as of such date, and (iii) 14,670 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2023.
(4)
Consists of (i) 163,629 shares of Class A common stock held of record by Mr. Grassadonia, (ii) 712,816 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2023, of which all shares are vested as of such date, (iii) 520,932 shares of Class A common stock subject to options exercisable within 60 days of March 31, 2023, of which 506,265 shares are vested as of such date, and (iv) 8,355 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2023.
(5)
Consists of (i) 347,864 shares of Class A common stock held of record by Ms. Henry, (ii) 153,845 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2023, of which all shares are vested as of such date, (iii) 399,493 shares of Class A common stock subject to options exercisable within 60 days of March 31, 2023, of which 384,826 shares are vested as of such date, and (iv) 8,355 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2023.
(6)
Consists of (i) 57,567 shares of Class A common stock held of record by Ms. Whiteley, (ii) 239,913 shares of Class A common stock subject to options exercisable within 60 days of March 31, 2023, of which 229,743 shares are vested as of such date, and (iii) 5,658 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2023.
(7)
Consists of (i) 13,140 shares of Class A common stock held of record by Mr. Botha, (ii) a total of 684,741 shares of Class A common stock held of record by Mr. Botha’s estate planning vehicles, (iii) 1,862 shares of Class A common stock held of record by Sequoia Capital U.S. Growth Fund IV, L.P., (iv) 77 shares of Class A common stock held of record by Sequoia Capital USGF Principals Fund IV, L.P. (the funds (iii)-(iv) collectively, the “SC GFIV Funds”), (v) 11,388 shares of Class A common stock held of record by Sequoia Capital U.S. Venture Fund XV, L.P., (vi) 1,750 shares of Class A common stock held of record by Sequoia Capital U.S. Venture XV Principals Fund, L.P., (vii) 479 shares of Class A common stock held of record by Sequoia Capital U.S. Venture Partners Fund XV (Q), L.P., and (viii) 171 shares of Class A common stock held of record by Sequoia Capital U.S. Venture Partners Fund XV, L.P. (the funds (v)-(viii) collectively, the “SC USV XV Funds”). SC US (TTGP), Ltd., where Mr. Botha is a director, is the general partner of SCGF IV Management, L.P., which is the general partner of the SC GFIV Funds. SC US (TTGP), Ltd. is the general partner of SC U.S. Venture XV Management, L.P., which is the general partner of the SC USV XV Funds. Mr. Botha may be deemed to share voting or investment control with respect to the securities held by the SC GFIV and SC USV XV Funds. The address of each Sequoia entity is 2800 Sand Hill Road, Suite 101, Menlo Park, CA 94025.
(8)
Consists of (i) 7,945 shares of Class A common stock held of record by Ms. Brooks.
(9)
Consists of (i) 10,392 shares of Class A common stock held of record by Mr. Carter, (ii) 1,779 shares of Class A common stock held of record by an immediate family member, (iii) 20,812 shares of Class A common stock held of record by SC Panther, LLC, and (iv) 296 shares of Class A common stock held of record by SC Vessel 5, LLC, both of which Mr. Carter is the sole member.
(10)
Consists of (i) 31,282 shares of Class A common stock held of record by Mr. Deighton.
(11)
Consists of (i) 19,698 shares of Class A common stock held of record by Mr. Garutti.

BLOCK 2023 Proxy Statement	45

(12)
Consists of (i),1,733 shares of Class A common stock held of record by Mr. McKelvey, (ii) 12,259,025 shares of Class B common stock held of record by the James McKelvey, Jr. Revocable Trust dated July 2, 2014, for which Mr. McKelvey serves as trustee, and (iii) 125,000 shares of Class A common stock held of record by the Anna Elefteria Ntenta Revocable Trust dated November 30, 2017.
(13)
Consists of (i) 402,322 shares of Class A common stock held of record by Ms. Meeker and (ii) 5,817 shares of Class A common stock held in the name of KPCB sFund Associates, LLC (“sFund Associates”), where Ms. Meeker is a member, which is the managing member of KPCB sFund, LLC (“sFund”) and, therefore, Ms. Meeker may be deemed to share voting or investment control with respect to the shares held by sFund Associates and sFund. The address of each is 2750 Sand Hill Road, Menlo Park, CA 94025.
(14)
Consists of (i) 681 shares of Class A common stock held of record by Ms. Rothstein, and (ii) 1,256 CDIs, each representing an ownership interest in a share of Class A common stock of Block, held of record by Ms. Rothstein.
(15)
Consists of (i) 21,656 shares of Class A common stock and 67,380 shares of Class B common stock held of record by Dr. Summers.
(16)
Consists of (i) 4,677 shares of Class A common stock held of record by Mr. Walker.
(17)
Consists of (i) 2,977,025 shares of Class A common stock, of which 1,256 are CDIs, each representing an ownership interest in a share of Class A common stock of Block, and 60,170,971 shares of Class B common stock held of record by our current executive officers and directors, (ii) 1,046,967 shares of Class A common stock subject to options exercisable within 60 days of March 31, 2023, of which 996,008 are vested as of such date, (iii) 904,226 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2023, all of which are vested as of such date, and (iv) 35,449 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2023.

BLOCK 2023 Proxy Statement	46

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed calendar years. In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that have been reported in our Summary Compensation Table (“SCT”), as the SEC’s valuation methods for this section differ from those required in our SCT. The table below summarizes compensation values reported in our SCT, as well as the adjusted values required in this section for the applicable years presented. For our named executive officers other than our PEO (“non-PEO NEOs”), compensation is reported as an average of compensation for our non-PEO NEOs.

The primary objective of our executive compensation program is to drive long-term stockholder value. Compensation for our NEOs is heavily weighted toward equity-based compensation, which is directly tied to our long-term value and growth, and aligns the interests of our executives with our stockholders. For additional information regarding our compensation philosophy, please refer to the section entitled “Compensation Discussion & Analysis.”

In 2022, we did not use any financial performance measures to link compensation “actually paid” to company performance in a manner that can act as a “Company-Selected Measure” under the relevant rules. As such, we do not have a “Company-Selected Measure.” We therefore do not provide a tabular list of such performance measures.

Pay Versus Performance Table

Year (a)	Summary compensation table total for PEO ($) (b)(1)	Compensation actually paid to PEO ($) (c)(1)	Average summary compensation table total for Non-PEO NEOs ($) (d)(2)	Average compensation actually paid to Non-PEO NEOs ($) (e)(2)(3)(4)(5)(6)	Value of initial fixed $100 investment based on:		Net Income (Loss) ($1000s) (h)(9)
					Total shareholder return ($) (f)(7)	Peer group total shareholder return ($) (g)(7)(8)
2022	2.75	2.75	11,692,439	(10,751,801)	100.45	118.60	(540,747)
2021	2.75	2.75	9,560,445	(2,467,273)	258.17	183.47	166,284
2020	2.75	2.75	8,448,700	66,001,569	347.89	145.15	213,105

(1)
Reflects compensation amounts reported in our SCT for our Block Head and PEO, Jack Dorsey, for the respective years shown. Mr. Dorsey was our PEO for all applicable years presented. Mr. Dorsey did not receive or hold any equity-based awards, or participate in any defined benefit or actuarial pension plans, for any of the years presented and therefore, no amounts have been deducted or added to calculate the Compensation Actually Paid (“CAP”) to the PEO.
(2)
Non-PEO NEOs include (a) Amrita Ahuja, Brian Grassadonia, Alyssa Henry, Sivan Whiteley and Jacqueline Reses for the year ended December 31, 2020; and (b) Amrita Ahuja, Brian Grassadonia, Alyssa Henry and Sivan Whiteley for the years ended December 31, 2021 and 2022.
(3)
Dollar amounts reported do not reflect the actual amount of compensation earned by or paid to our non-PEO NEOs during the applicable year. We calculate CAP in accordance with the methodology prescribed under SEC guidance to Item 402(v) of Regulation S-K and as shown in the adjustment table below. Average CAP for our non-PEO NEOs is calculated by, as described in more detail under footnote (6) below, (a) taking the average SCT total compensation, less (b) the grant date fair value of equity granted during the year, plus (c) the following: (i) the year-end fair value of outstanding, unvested equity awards granted during the applicable year; (ii) for equity awards granted in prior years that are outstanding and unvested at the end of the year, the difference between the year-end fair value and the immediately prior year-end fair value; (iii) the vesting date fair value of any equity awards that were granted and vested in the same covered fiscal year; and (iv) for awards granted in prior years that vested during the applicable year, the difference between the fair value as of the vesting date and the immediately prior year-end fair value, less (d) the fair value at the end of the prior fiscal year for awards granted in prior years that were forfeited during the covered fiscal year. We have not paid dividends historically and do not sponsor any pension arrangements; thus no adjustments are made for these items.
(4)
For purposes of calculating the average CAP to our non-PEO NEOs, compensation related to equity awards was remeasured. For RSAs and RSUs, the fair values and the change in fair values were determined by the closing price of our common stock at each applicable year-end date or, in the case of vested awards, the stock price on vesting date. For stock options, a Black-Scholes-Merton option valuation

BLOCK 2023 Proxy Statement	47

model (“BSM model”) was used as of the applicable year-end date or, in the case of vested options, the vesting date. The BSM model requires us to make assumptions and judgments regarding the variables used in the calculation, including the expected remaining term, expected volatility and the expected risk-free rate. The valuation assumptions used to calculate fair value of equity awards were materially consistent with those used to calculate the grant date fair value of such award and those used to calculate our share-based compensation expense, as disclosed in the “Share-based Compensation” section of Note 17, Stockholders' Equity of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(5)
Changes in the market price of our Class A common stock following the date of grant of an award can impact CAP to our non-PEO NEOs. For the portion of the average CAP that is based on year-end stock prices, the following prices from the last trading day of the applicable year were used: (a) $62.56 for 2019; (b) $217.64 for 2020; (c) $161.51 for 2021; and (d) $62.84 for 2022.
(6)
Reflects the following adjustments, reported as averages, to the average of the total compensation of our non-PEO NEOs as reported in our SCT:

	2020	2021	2022
Total Average Compensation to non-PEO NEOs per SCT ($)	8,448,700	9,560,445	11,692,439
Less: Amounts reported in SCT as equity award amounts, which are based on grant date fair values	(7,889,459)	(9,060,750)	(11,167,810)
Plus: Year-end fair value of any equity awards granted in the covered fiscal year that were outstanding and unvested as of the end of the covered fiscal year	34,248,558	4,257,552	4,103,883
Plus: Change in fair value as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in prior years that were outstanding and unvested as of the end of the covered fiscal year.	21,341,479	(10,385,340)	(9,746,528)
Plus: Vesting date fair value of any equity awards that were granted and vested in the same covered fiscal year	3,816,699	1,135,500	700,050
Plus: Change in fair value from the end of the prior fiscal year to the vesting date for awards granted in prior years that vest in the covered fiscal year	6,815,721	2,025,319	(6,333,836)
Less: Fair value at the end of the prior fiscal year for awards granted in prior years that were forfeited during the covered fiscal year	(780,129)	-	-
Total Adjustments	57,552,869	(12,027,719)	(22,444,241)
Total Average CAP to non-PEO NEOs for Fiscal Year	66,001,569	(2,467,273)	(10,751,801)

(7)
Total shareholder return (“TSR”) reflects what year-end cumulative value of $100 would be, including reinvestment of dividends until the last day of each reported fiscal year, if such amount were invested on December 31, 2019. The Company has not paid dividends historically.
(8)
We used the S&P North American Technology Index for our peer group TSR, as used in our stock performance graph required by Item 201(e) of Regulation S-K and included in our Annual Reports on Form 10-K for the years ended December 31, 2022, 2021 and 2020.
(9)
The dollar amounts reported are the Company's net income (loss) attributable to common stockholders for the applicable year as presented in the audited Consolidated Statements of Operations included in our Annual Reports on Form 10-K for the years ended in December 31, 2022, 2021 and 2020.

BLOCK 2023 Proxy Statement	48

Relationship Between Compensation Actually Paid, Block Total Shareholder Return and Peer Group Total Shareholder Return

Average CAP to non-PEO NEOs ($)
CAP to PEO
Block TSR
Peer Group TSR
$400
$300
$200
$100
$0
$75,000,000
$50,000,000
$25,000,000
$0
Value of Investment
CAP
$ 66,001,569
$ 347.89
$ 258.17
$ 183.47
$ 145.15
$ 118.60
$ 100.45
2.75
2.75
2.75
$ (2,467,273)
$ (10,751,801)
2020
2021
2022
Measurement Date

Relationship Between Compensation Actually Paid and Net Income (Loss)

Block TSR is calculated based on an assumed investment of $100 on December 31, 2019.

BLOCK 2023 Proxy Statement	49

PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Dorsey, our Block Head.

For 2022, our last completed fiscal year:

•
the median of the annual total compensation of all our employees (determined as described below, and other than our Block Head) was $198,423; and
•
the annual total compensation of our Block Head, as reported in the Summary Compensation Table included elsewhere in this proxy statement, was $2.75.

Based on this information, for 2022, the annual total compensation of our Block Head was less than 0.0001 times that of the median of the annual total compensation for all employees. This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our Block Head, we took the following steps:

1.
We determined that, as of December 31, 2022, our employee population consisted of 12,427 individuals working at our parent company and consolidated subsidiaries with approximately 11,886 of these individuals located in the U.S., Australia, Canada, Ireland, Spain and the U.K. (approximately 9,355 in the U.S., 1,195 in Australia, 689 in Canada, 246 in Ireland, 212 in Spain and 189 in the U.K.). This population consisted of our full-time and part-time employees. As noted below, it did not include independent contractors. We did not retain or engage any temporary workers or similar workers as of December 31, 2022.
2.
We have chosen to exclude the approximately 541 employees located outside of the U.S., Australia, Canada, Ireland, Spain and the U.K. (162 in China, 136 in Norway, 106 in Japan, 40 in Moldova, 34 in Germany, 12 in New Zealand, 8 in the Netherlands, 8 in France, 7 in Poland, 7 in Taiwan, 6 in Italy, 5 in Sweden, 4 in Mexico, 3 in Brazil, and 3 in Lithuania) from the determination of the “median employee,” given the relatively small number of employees in those jurisdictions and the estimated costs of obtaining their compensation information. In total, we excluded certain non-U.S. employees comprising less than 5% of our total workforce from the identification of the “median employee,” as permitted by SEC rules.
3.
To identify the “median employee” from our U.S., Australia, Canada, Ireland, Spain and the U.K. employee population, we combined the actual salary, bonus, commissions and other taxable benefits (other than related to equity awards and our ESPP) as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2, the Australian Taxation Office, the Canada Revenue Agency on Form T4, the Ireland Revenue Agency on the Statement of Liability the Spanish Tax Administration Agency on Form 190 / 296 and Her Majesty's Revenue and Customs office on Form P60 through its electronic processes for 2022, as well as the match paid to our U.S employees under our 401(k) Plan and the aggregate grant date fair value of equity awards granted to employees in 2022.
4.
We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. We did not make any cost-of-living adjustments in identifying the “median employee.”
5.
Once we identified our median employee, we combined all of the elements of such employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $198,423.
6.
With respect to the annual total compensation of our Block Head, we used the amount reported in the “Total Compensation” column of our 2022 Summary Compensation Table included in this proxy statement.

BLOCK 2023 Proxy Statement	50

CERTAIN RELATIONSHIPS, RELATED PARTY AND OTHER TRANSACTIONS

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a participant or will be a participant, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Our audit and risk committee reviewed and approved each of the transactions described below pursuant to our related person transactions policy. All dollar amounts are as of March 31, 2023.

Twitter

We engage Twitter, Inc. (“Twitter”) to provide certain marketing and advertising services (the “Twitter Services”). We purchased approximately $0.8 million of marketing and advertising services from Twitter, including direct purchases and purchases through third-party agencies, from January through May 2022.

Jack Dorsey, our Block Head and the Chairperson of our board of directors, served as the Chief Executive Officer of Twitter until November 2021 and served as a director of Twitter until May 2022. As a result, Mr. Dorsey may be deemed to have an indirect material interest in the Twitter Services.

Shake Shack

We are party to an amended and restated enterprise services agreement and a Cash App boost agreement with Shake Shack Enterprises, LLC, a subsidiary of Shake Shack Inc. (“Shake Shack”), pursuant to which we provide certain products and services related to payment processing, software as a service, hardware and instant rewards (collectively, the “Shake Shack Services”). Since January 1, 2022, we have received approximately $5.9 million, in revenue from the Shake Shack Services and Cash Boosts partnership.

Additionally, a subsidiary of Shake Shack was sued in federal court for allegedly infringing a patent owned by Electronic Receipts Delivery Systems, LLC (“ERDS”) because of its use of one of our applications to send out digital receipts. Because Shake Shack was sued for allegedly using one of our products, in 2020 we agreed to defend Shake Shack against ERDS and to indemnify Shake Shack for any liabilities or expenses it incurs as a result of the lawsuit to the extent that the claims are being directed at our products or services (the “Shake Shack Indemnification,” and together with the “Shake Shack Services,” the “Shake Shack Transactions”). The lawsuit was dismissed in February 2022. Except for attorney fees, during the fiscal year ended December 31, 2022, we did not make any payments in connection with the Shake Shack Indemnification. We paid approximately $0.2 million over the life of the lawsuit in attorney fees on behalf of Shake Shack.

Randy Garutti, a member of our board of directors, is a director and Chief Executive Officer of Shake Shack. As a result, Mr. Garutti may be deemed to have an indirect material interest in the Shake Shack Transactions.

BLOCK 2023 Proxy Statement	51

St. Louis Lease

In July 2019, we entered into a lease agreement with 900 N. Tucker Building, LLC (“900 N. Tucker”) for a 15.5-year lease of office space in St. Louis, Missouri (the “St. Louis Lease”). We began occupying the office space in July 2021. During the year ended December 31, 2022, we made approximately $3.7 million in payments in connection with the St. Louis Lease. During the fiscal year ending December 31, 2023, we expect to make monthly lease payments in accordance with the terms of the St. Louis Lease, as well as associated costs such as parking fees, management fees and annual direct expenses (e.g., operating and tax expenses). We expect these lease payments will be offset, in part, by tenant improvement allowances under the terms of the St. Louis Lease.

On January 2, 2023, pursuant to the terms of the St. Louis Lease, we sent notice to the landlord that, beginning January 1, 2024, we will reduce the total rental square footage of the St. Louis Lease by approximately 48%. We expect the lease payments to be reduced in proportion to the square footage returned to the landlord. In February 2023, we paid a termination penalty of approximately $5.2 million to exercise this early termination option.

Jim McKelvey, our co-founder and a member of our board of directors, is affiliated with 900 N. Tucker. As a result, Mr. McKelvey may be deemed to have an indirect material interest in the St. Louis Lease.

Roc Nation

We engage Roc Nation LLC (“Roc Nation”) to provide certain artist, marketing and concert services (the “Roc Nation Services”). Since January 1, 2022, we have made approximately $0.3 million in payments to Roc Nation in connection with the Roc Nation Services.

Mr. Carter has an ownership interest in Roc Nation and is its co-founder. As a result, Mr. Carter may be deemed to have an indirect material interest in the Roc Nation Services.

Bitcoin Academy

In June 2022, we entered into a partnership with the Marcy Houses, a public housting complex in Brooklyn, New York operated by the New York City Housing Authority, to create the Bitcoin Academy, a project personally funded by Messrs. Carter and Dorsey. The Bitcoin Academy aims to increase bitcoin and financial literacy and access for historically under-resourced communities, starting with residents of the Marcy Houses, where Mr. Carter grew up. Pursuant to such partnership, we agreed to provide certain monetary and equipment support and services for the Bitcoin Academy (the “Bitcoin Academy Services”). Since January 1, 2022, we have provided approximately $0.7 million in monetary support and services towards the Bitcoin Academy.

Given Messrs. Carter and Dorsey personally funded the Bitcoin Academy, both may be deemed to have an indirect material interest in the Bitcoin Academy Services.

SubX

We engaged SubX Live, Inc., a software development company (“SubX”) to perform certain SaaS services relating to the development and customization of trivia platform experience for Cash App (the
“SubX Services”). Since January 1, 2022, we have incurred payment obligations of approximately $0.3 million in connection with the SubX Services.

Harpreet Marwaha, the chief executive officer and majority shareholder of SubX, is the spouse of Amrita Ahuja, our Chief Operating Officer and Chief Financial Officer. As a result, Ms. Ahuja may be deemed to have an indirect material interest in the SubX Services.

Other Transactions

We have entered into change of control and severance agreements with our current executive officers that, among other matters, provide for certain severance and change of control benefits. For additional information, refer to the section entitled “Executive Compensation—Potential Payments on Termination or Change of Control.”

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements, our amended and restated certificate of incorporation, and amended and

BLOCK 2023 Proxy Statement	52

restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

A family member of Brian Grassadonia, our Cash App CEO, is employed by us in a non-executive position. The approximate dollar value of the employee’s total cash and equity compensation for the year ended December 31, 2022 was less than $280,000. The family member also receives benefits consistent with other employees serving in the same capacity.

Other than as described above, since January 1, 2022, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

Policies and Procedures for Related Party Transactions

Our audit and risk committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of our audit and risk committee provides that our audit and risk committee shall review and approve any related party transaction for which review or oversight is required by applicable law or that is required to be disclosed in our financial statements or SEC filings.

We have a formal written policy providing that our audit and risk committee must pre-approve any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest. In approving or rejecting any such transaction, our audit and risk committee is to consider the relevant facts and circumstances available and deemed relevant to our audit and risk committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, whether such transaction would impair the independence of an outside director, whether such transaction would present an improper conflict of interest for any director or executive officer of our company, whether the transaction is part of the ordinary course of business and the extent of the related person’s interest in the transaction. Any member of the audit and risk committee who has an interest in a potential related party transaction under discussion will abstain from voting on the approval of such transaction. If a related party transaction will be ongoing, the audit and risk committee may establish guidelines for us to follow in our ongoing dealings with the related party.

BLOCK 2023 Proxy Statement	53

QUESTIONS AND ANSWERS ABOUT OUR PROXY MATERIALS AND THE ANNUAL MEETING

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting. The Annual Meeting will be held on Tuesday, June 13, 2023, at 10:00 a.m. (U.S. Pacific Time) as a completely virtual meeting. Stockholders can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/SQ2023, where you will be able to listen to the meeting live, submit questions and vote your shares online during the meeting. CDI holders can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/SQ2023 as a guest, where you will be able to listen to the meeting live. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about April 28, 2023 (U.S. Eastern Time), to all stockholders entitled to vote at the Annual Meeting, and the CDI Notice of Access Letter is being mailed or emailed from Australia to CDI holders on or about April 29, 2023 (Australia time).

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on or accessible through our website is not incorporated by reference in this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

What matters am I voting on?

You will be voting on:

•
the election of four Class II directors to serve until our 2026 annual meeting of stockholders and until their successors are duly elected and qualified;
•
the approval, on an advisory basis, of the compensation of our named executive officers;
•
the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
•
a stockholder proposal regarding our diversity and inclusion disclosure, if properly presented at the Annual Meeting; and
•
the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the board of directors recommend I vote on these proposals?

Our board of directors recommends a vote:

•
“FOR” the election of each of Roelof Botha, Amy Brooks, Shawn Carter and James McKelvey as Class II directors;
•
“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;
•
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and
•
“AGAINST” the stockholder proposal regarding our diversity and inclusion disclosure.

Who is entitled to vote?

Holders of our Class A common stock and holders of our Class B common stock as of the close of business on April 20, 2023 (U.S. Eastern Time), the record date for the Annual Meeting, may vote at the Annual Meeting. Shares of our Class A common stock also trade on the Australian Stock Exchange (“ASX”) in the form of CDIs. Holders of our CDIs as of the close of business on April 20, 2023 (U.S. Eastern Time), may attend the Annual Meeting as guests but cannot vote at the Annual Meeting; instead, CDI holders must vote the Class A common stock underlying their CDIs before 11:59 p.m. (Australian Eastern Standard Time) on Wednesday, June 7, 2023. Each CDI represents a beneficial interest in one share of our Class A common stock. As of the record date, there were 544,187,638 shares of our Class A common stock outstanding (including 29,738,908 CDIs exchangeable into shares of our Class A common stock) and

BLOCK 2023 Proxy Statement	54

60,635,933 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal, and each share of Class B common stock is entitled to 10 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our “common stock.”

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this proxy statement, we refer to registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker, bank or other nominee, who is considered to be the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Annual Meeting; however, because you are not the stockholder of record, you cannot vote your shares at the Annual Meeting unless you first request and obtain a valid proxy from your broker, bank or other nominee. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders” or “beneficial owners.”

CDI Holders. If you own our CDIs, then you are the beneficial owner of one share of our Class A common stock for every CDI you own. Legal title is held by our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN. CDN is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct CDN as to how to vote your shares. You are also invited to attend the Annual Meeting; however, because you are not a stockholder of record, you cannot vote the shares underlying your CDIs at the Annual Meeting. We encourage you to direct CDN to lodge your votes online prior to the Annual Meeting by using the details on your Notice of Access Letter to request that Computershare Australia send you a hard copy of the CDI voting form to their registered address, or by lodging your votes through our online voting site at www.investorvote.com.au before 11:59 p.m. (Australian Eastern Standard Time) on Wednesday, June 7, 2023.

How many votes are needed for approval of each proposal?

•
Proposal No. 1: The election of directors requires a plurality of the voting power of the shares of our common stock represented virtually or by proxy at the Annual Meeting and entitled to vote at any meeting for the election of directors at which a quorum is present to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors until all board of directors seats are filled. As a result, any shares not voted “FOR” a particular nominee, whether as a result of a “WITHHOLD” vote or a broker non-vote (described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as a director.
•
Proposal Nos. 2 and 4: The non-binding advisory vote on our executive compensation and the stockholder proposal regarding our diversity and inclusion disclosure each require the affirmative vote of a majority of the voting power of the shares of our common stock represented virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each of these proposals. Abstentions are considered shares represented and entitled to vote on these proposals and, thus, will have the same effect as a vote “AGAINST” these proposals. Because these proposals are considered non-routine such that a broker, bank, or nominee may not vote without instructions on this matter, there may be broker non-votes in connection with these proposals. To the extent there are any broker non-votes, because broker non-votes will not count as shares represented and entitled to vote on this proposal, they will have no effect on the outcome of these proposals.
•
Proposal No. 3: The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the voting power of the shares of our common stock represented virtually or by proxy at the Annual Meeting and entitled to vote thereon to be

BLOCK 2023 Proxy Statement	55

approved. You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions are considered shares represented and entitled to vote on this proposal, and, thus, will have the same effect as a vote “AGAINST” this proposal. This proposal is considered a routine matter such that a broker, bank or other nominee can generally vote in its discretion; therefore, no broker non-votes are expected in connection with this proposal.

The proposal to approve the compensation of our executives and the stockholder proposal regarding our diversity and inclusion disclosure are advisory votes, meaning the results will not be binding on our board of directors, our compensation committee or the Company. However, our board of directors and our compensation committee will consider the outcome of the vote on executive compensation when determining named executive officer compensation. In addition, the board of directors will take into account the outcome of the vote regarding the stockholder proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of our stockholders and conduct business under our amended and restated bylaws and Delaware law. The presence, virtually or by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, “WITHHOLD” votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•
by Internet at www.proxyvote.com or via the QR code on your Notice or proxy card, 24 hours a day, seven days a week, until 11:59 p.m. (U.S. Eastern Time) on June 12, 2023 (please have your Notice or proxy card in hand when you visit the website);
•
by toll-free telephone at 1-800-690-6903, until 11:59 p.m. (U.S. Eastern Time) on June 12, 2023 (please follow the instructions on your proxy card);
•
by completing and mailing your proxy card (if you received printed proxy materials) to be received prior to the Annual Meeting; or
•
by attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/SQ2023, where you may vote and submit questions during the meeting (please have your Notice, proxy card or the instructions that accompanied your proxy materials in hand when you visit the website).

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote in advance of the Annual Meeting by returning a voting instruction form and may be able to vote by telephone or on the Internet, depending on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

If you are a CDI holder, you may instruct CDN to vote the Class A common stock underlying your CDIs on your behalf by using the details on the Notice of Access Letter to request that Computershare Australia send a hard copy of the CDI voting form in the mail to your registered address, or you may lodge your votes through our online voting site at www.investorvote.com.au before 11:59 p.m. (Australian Eastern Standard Time) on Wednesday, June 7, 2023.

BLOCK 2023 Proxy Statement	56

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•
entering a new vote by Internet or by telephone;
•
completing, signing and returning a later-dated proxy card;
•
notifying the Corporate Secretary of Block, Inc., in writing, at Block, Inc., 1955 Broadway, Suite 600, Oakland, CA 94612; or
•
attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change or revoke your vote.

If you own CDIs, you can change or revoke your vote by visiting our online voting site at www.investorvote.com.au before 11:59 p.m. (Australian Eastern Standard Time) on Wednesday, June 7, 2023.

What do I need to do to attend and participate in the Annual Meeting?

All holders of our common stock and all holders of our CDIs as of the record date will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/SQ2023 and entering the 16-digit control number included on the Notice, proxy card or voting instruction form; however, only stockholders of record and street name stockholders with a legal proxy from their broker, bank or other nominee will be able to submit questions during the meeting, with a limit of one question per stockholder, and vote shares electronically at the meeting. CDI holders can visit our online voting site at www.investorvote.com.au and submit a question before 11:59 p.m. (Australian Eastern Standard Time) on Wednesday, June 7, 2023. We will answer as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting. Only questions that are relevant to our business operations will be answered.

The Annual Meeting webcast will begin promptly at 10:00 a.m. (U.S. Pacific Time). We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. (U.S. Pacific Time), and you should allow ample time for the check-in procedures.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians to assist you if you experience technical difficulties accessing the Annual Meeting. If you encounter any difficulties accessing the meeting during the check-in or meeting time, please call 844-986-0822 (domestic) or 303-562-9302 (international).

BLOCK 2023 Proxy Statement	57

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Jack Dorsey, Amrita Ahuja and Chrysty Esperanza have been designated as proxy holders by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as set forth above. If any matters not described in this proxy statement are properly presented at the Annual Meeting pursuant to our amended and restated bylaws, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote the shares on the new Annual Meeting date unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice, which contains instructions on how to access our proxy materials via the Internet, is first being mailed on or about April 28, 2023 (U.S. Eastern Time), to all of our stockholders of record. Stockholders in street name will receive the Notice from their broker, bank or other nominee. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). Stockholders may also request to receive proxy materials for this Annual Meeting or future meetings of our stockholders in printed form by mail or electronically by email by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.

Why did I receive a Notice of Access Letter instead of a full set of proxy materials?

Holders of our CDIs, which are listed on the ASX, will receive a Notice of Access Letter from Computershare Australia. If you received the Notice of Access Letter by electronic mail, you will not automatically receive a printed copy of the proxy materials in the mail. The Notice of Access Letter tells you how to use the Internet to access and review this proxy statement and our annual report, and how you may submit your proxy via the Internet or request a hard copy of the CDI voting form to be sent in the mail to your registered address.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for the Annual Meeting. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of our proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares of our common stock that are held of record by such brokers, banks, or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for beneficial owners are generally required to vote such shares in the manner directed by such beneficial owners. In the absence of timely directions, your broker or other intermediary will have discretion to vote your shares on our sole “routine” matter, which is the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Your broker or other intermediary will not have discretion to vote on any other proposals, which are all “non-routine” matters, absent direction from you. We refer to the absence of a vote on a non-routine proposal for which a broker has not received instructions as a “broker non-vote.”

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Why is the Annual Meeting being conducted as a virtual meeting?

The Annual Meeting will again be a completely virtual meeting of stockholders, which we believe provides the opportunity for participation by a broader group of stockholders while reducing the environmental impact and the costs associated with in-person meetings. We designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting and to enhance stockholder access, participation and communication through online tools. The virtual format facilitates stockholder attendance and participation by enabling stockholders to participate from any location around the world.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will instead file a Current Report on Form 8-K with the preliminary results within four business days after the Annual Meeting and an amendment to the Current Report on Form 8-K with the final results as soon as such final results become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure, which the SEC has approved, called “householding.” Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. Applicable stockholders who have not provided instructions against householding will continue to receive the Notice and, if applicable, our proxy materials in this manner in subsequent years until they are notified otherwise or until they revoke their consent. This procedure reduces our printing and mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

Upon the written or oral request of a stockholder of record, we will promptly deliver a separate copy of the Notice and, if applicable, our proxy materials to such stockholder at the shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder of record is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact Broadridge Financial Solutions, Inc. (“Broadridge”):

•
by Internet: www.proxyvote.com
•
by telephone: 1-800-579-1639
•
by email: sendmaterial@proxyvote.com

Additionally, stockholders of record who share the same address and receive multiple copies of the Notice can request a single Notice by contacting Broadridge at the address, email address or telephone number above.

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

If you are a CDI holder, you will receive your Notice of Access Letter from Computershare Australia. If you received the Notice of Access Letter by electronic mail or mail, you will not automatically receive a printed copy of the proxy materials in the mail. Multiple CDI holders who share the same address will receive their own copy of the Notice of Access Letter so long as each CDI holder is registered separately on the register or with the ASX.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at next year’s annual meeting of stockholders?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2024 annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2024 annual meeting of stockholders, our Corporate Secretary must receive the written

BLOCK 2023 Proxy Statement	59

proposal at the address below not later than December 30, 2023 (U.S. Eastern Time). In addition, stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Block, Inc.

Attention: Corporate Secretary

1955 Broadway, Suite 600

Oakland, California 94612

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our board of directors, or (iii) properly brought before such annual meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2024 annual meeting of stockholders, our Corporate Secretary must receive the written notice at the address above:

•
no earlier than the close of business on February 14, 2024; and
•
no later than the close of business on March 15, 2024.

In the event that we hold our 2024 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the first anniversary of the Annual Meeting and no later than the close of business on the later of the following two dates:

•
the 90th day prior to our 2024 annual meeting of stockholders; or
•
the 10th day following the day on which public announcement of the date of our 2024 annual meeting of stockholders is first made if such first public announcement is less than 100 days prior to the date of our 2024 annual meeting of stockholders.

If a stockholder who has properly notified us of their or its intention to present a proposal at an annual meeting of stockholders does not appear to present their or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

Our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. Any notice of director nomination submitted must include the additional information required by Rule 14a-19(b) under the Exchange Act. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our amended and restated bylaws, which, in general, require that such notice be received by our Corporate Secretary within the time periods described above under the section entitled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our amended and restated bylaws is available on our website at https://investors.block.xyz and via the SEC’s website at https://www.sec.gov. Information contained on or accessible through our website is not incorporated by reference in this proxy statement. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BLOCK 2023 Proxy Statement	60

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2022, all Section 16(a) filing requirements were satisfied on a timely basis, except with respect to a Form 4 reporting two transactions by each of Amrita Ahuja, Ajmere Dale, Brian Grassadonia, Alyssa Henry and Sivan Whiteley that were not timely filed.

Fiscal Year 2022 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2022, are included in our Annual Report on Form 10-K, which we will make available to stockholders along with this proxy statement. This proxy statement and our annual report are posted on our website at https://investors.block.xyz and are available from the SEC at its website at https://www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Block, Inc., Attention: Investor Relations, 1955 Broadway, Suite 600, Oakland, CA 94612.

*  *  *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are therefore urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or executing and returning, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

April 28, 2023

BLOCK 2023 Proxy Statement	61

SCAN TO VIEW MATERIALS & VOTE BLOCK, INC. 1955 BROADWAY, SUITE 600 OAKLAND, CA 94612 VOTE BY INTERNET Prior to The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. U.S. Eastern Time on June 12, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SQ2023 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. U.S. Eastern Time on June 12, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V11929-P87892 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BLOCK, INC. FOR ALL WITHHOLD ALL FOR ALL EXCEPT To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR ALL of the following Class II nominees: 1. TO ELECT FOUR CLASS II DIRECTORS UNTIL OUR 2026 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. NOMINEES: 01) ROELOF BOTHA 02) AMY BROOKS 03) SHAWN CARTER 04) JAMES MCKELVEY The Board of Directors recommends you vote FOR the following proposals: FOR AGAINST ABSTAIN 2. TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. 3. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2023. The Board of Directors recommends you vote AGAINST the following proposal: FOR AGAINST ABSTAIN 4. STOCKHOLDER PROPOSAL REGARDING OUR DIVERSITY AND INCLUSION DISCLOSURE SUBMITTED BY ONE OF OUR STOCKHOLDERS, IF PROPERLY PRESENTED AT THE ANNUAL MEETING. NOTE: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature and Title (If applicable) [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com. V11930-P87892 BLOCK, INC. 2023 Annual Meeting of Stockholders June 13, 2023 10:00 AM U.S. PDT This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Jack Dorsey, Amrita Ahuja and Chrysty Esperanza, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BLOCK, INC. that the stockholder(s) is/ are entitled to vote at the 2023 Annual Meeting of Stockholders to be held at 10:00 AM U.S. PDT on June 13, 2023, at www.virtualshareholdermeeting.com/SQ2023, and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at wvnvoroxyvotecom. D73780P69573 BLOCK, INC Annual Meeting of Stockholders June 14, 2022 10:00 AM U.S. PDT This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) lack Dorsey. Amrita Ahuja and Sivan Whiteley. or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BLOCK, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM U.S. PDT on june 14, 2022, at www.Virtualshareholdermeeting.com/SQ2022, and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of

Directors' recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Continued and to be signed on reverse side